                                                                       EX. 10.50

================================================================================


                            REVOLVING LOAN AGREEMENT

                            dated as of May 26, 2005


                                     between


                 FLEET NATIONAL BANK, a Bank of America company,
                            as a Lender and Arranger
                                   ("Lender"),


                THE BANK OF CHINA, NEW YORK BRANCH, as a Lender,


                 FLEET NATIONAL BANK, a Bank of America company,
                             as Administrative Agent
                            ("Administrative Agent")



                                       and


                   RD ABSECON ASSOCIATES, L.P. ("RD Absecon"),
        RD BLOOMFIELD ASSOCIATES, LIMITED PARTNERSHIP ("RD Bloomfield"),
                    RD HOBSON ASSOCIATES, L.P. ("RD Hobson"),
            RD VILLAGE ASSOCIATES LIMITED PARTNERSHIP ("RD Village"),
                                       and
         RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP ("RD Woonsocket"),
                                  as Borrowers

      (RD Absecon, RD Bloomfield, RD Hobson, RD Village and RD Woonsocket, individually and collectively, as the context requires, "Borrower")


================================================================================

         THIS REVOLVING LOAN AGREEMENT ("this Agreement") dated as of May ___, 2005 by and among RD ABSECON ASSOCIATES, L.P., a Delaware limited partnership ("RD Absecon"), RD BLOOMFIELD ASSOCIATES, LIMITED PARTNERSHIP, a Delaware limited partnership ("RD Bloomfield"), RD HOBSON ASSOCIATES, L.P., a Delaware limited partnership ("RD Hobson"), RD VILLAGE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("RD Village") and RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("RD Woonsocket"; RD Absecon, RD Bloomfield, RD Hobson, RD Village and RD Woonsocket, collectively and individually, as the context requires, "Borrower") and FLEET NATIONAL BANK, a Bank of America company (in its individual capacity and not as Administrative Agent, "Fleet"), THE BANK OF CHINA, NEW YORK BRANCH ("Bank of China"; Fleet, Bank of China and each other lender who may become a Lender pursuant to Section 8.07, each, a "Lender" and collectively, "Lenders") and FLEET NATIONAL BANK, a Bank of America company, as Administrative Agent for Lenders (together with its successors in such capacity, "Administrative Agent").

         Borrower desires that Lenders extend credit as provided herein, and Lenders are prepared to extend such credit. Accordingly, Borrower, Administrative Agent and each Lender agree as follows:

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, Borrower, Administrative Agent and Lenders hereby agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.01. Definitions. The following terms, as used in this Agreement, shall have the following meanings:

"Absecon/NJ Property" -- The fee interest in real property located at Whitehorse
         Pike in Absecon, New Jersey owned by RD Absecon.

"Additional Costs" -- Has the meaning specified in Section 3.01.

"Additional Interest" -- Any and all sums that shall become due and payable by Borrower under the Hedging Agreement.

"Additional Advance" -- Has the meaning set forth in Section 4.02 of this Agreement.

"Administrative Agent" -- Has the meaning specified in the preamble.

"Administrative Agent's Counsel" -- Schiff Hardin LLP, 623 Fifth Avenue, 28th
         Floor, New York, New York 10022.

"Administrative Agent's Office" -- Administrative Agent's office located as set forth on its signature page hereof, or such other address in the United States as Administrative Agent may designate by notice to Borrower and Lenders.

"Affiliate" -- With respect to any Person (the "first Person"), any other Person
         (1) which directly or indirectly controls, or is controlled by, or is under common control with the first Person or (2) 10% or more of the beneficial interest in which is directly or indirectly owned or held by the first Person. The term "control" means the possession, directly or indirectly, of the power, alone, to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"Anchors" -- Shall mean, with respect to each Property, (i) American Stores
         Properties, Inc., a wholly owned subsidiary of Albertson's, Inc. (a/k/a
         Acme) and Eckerd Corporation with respect to the Absecon/NJ Property,
         (ii) HomeGoods, Inc., Marshalls of MA, Inc., The TJX Companies, Inc. and OfficeMax North America, Inc. (f/k/a OfficeMax, Inc.) with respect to the Bloomfield/MI Property, (iii) Bobak Enterprises, with respect to the Hobson/IL Property; and (iv) Sears, Roebuck & Co., Shaws Supermarkets, Inc., a wholly-owned subsidiary of Albertson's, Inc., Mark Stevens CVS, Inc. and Concord Buying Group Inc., with respect to the Woonsocket/RI Property.

"Applicable Lending Office" -- For each Lender and for the portions of the outstanding principal balance under its Note bearing interest at the Prime Based Rate or LIBO Based Rate, as applicable, the lending office of such Lender (or of an Affiliate of such Lender) designated as such on its signature page hereof or in the applicable Assignment and Assumption Agreement, or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by the portions of the outstanding principal balance under its Note bearing interest at the Prime Based Rate or LIBO Based Rate , as applicable, are to be made and maintained.

"Applicable Margin" -- With respect to the Prime Based Rate, 0.45% per annum;
         and with respect to the LIBO Based Rate, 1.30% per annum.

"Assignee" -- Has the meaning specified in Section 8.07.

"Assignment and Assumption Agreement" -- An Assignment and Assumption Agreement, substantially in the form of EXHIBIT A, pursuant to which a Lender assigns and an Assignee assumes rights and obligations in accordance with Section 11.05.

"Authorization Letter" -- The letter in the form of EXHIBIT F.

"Bloomfield/MI Property" -- The fee interest in real property located at 2257
         South Telegraph Road in Bloomfield, Michigan owned by RD Bloomfield.

"Business Day" -- Any day on which commercial banks are not authorized or required to close in New York City; and, whenever such day relates to a LIBOR Amount, an Interest Period with respect to a LIBOR Amount, or notice with respect to a LIBOR Amount, any such day in which dealings in Dollar deposits are also carried out in the London interbank market and banks are also open for business in London.

"Code" -- The Internal Revenue Code of 1986.

"Contribution Agreement" -- That certain Subordination and Contribution
         Agreement dated as of the date hereof by and among Administrative Agent and Borrowers.

"Counterparty" -- Fleet National Bank, or any of its Affiliates, in their capacity as a party to the Hedging Agreement, if any, and its successors and assigns in such capacity.

"Default" -- Any event or circumstance which, with the giving of notice or the passage of time, or both, would become an Event of Default.

"Default Rate" -- A rate per annum equal to (1) with respect to Prime Based
         Loans, a variable rate 5% above the rate of interest then in effect thereon and (2) with respect to LIBOR Loans, a fixed rate 5% above rate(s) of interest in effect thereon at the time of Event of Default until the end of the then current Interest Period therefor and, thereafter, a variable rate 5% above the rate of interest for a Prime Based Loan.

"Delinquency Amount"; "Delinquency Notice"; "Delinquent Lender" -- Have the respective meanings specified in Section 7.16.

"DSC Test" -- Has the meaning set forth in Section 2.04 of this Agreement.

"Dollars" and "$" -- Lawful money of the United States of America.

"Electing Lender"; "Election Notice"; "Election Period" -- Have the respective meanings specified in Section 7.16.

"Eligible Assignee" -- An entity which is (i) a commercial bank organized under the Laws of the United States, or any State thereof, and having (x) total assets in excess of $1,000,000,000 and (y) a combined capital and surplus of at least $250,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization of Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having (x) total assets in excess of $1,000,000,000 and (y) a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of OECD; (iii) a life insurance company organized under the Laws of any State of the United States, or organized under the laws of any country and licensed as a life insurer by any State within the United States and having admitted assets of at least $1,000,000,000; or (iv) a nationally recognized investment banking company, or an Affiliate thereof (other than any Person which is directly or indirectly an Affiliate of Borrower or Guarantor, or of any member or partner of Borrower or Guarantor) organized under the Laws of any State of the United States, and licensed or qualified to conduct such business under the Laws of any such State and having (1) total assets of at least $1,000,000,000 and (2) a net worth of at least $250,000,000.

"Employee Benefit Plan" -- Any employee benefit or other plan established or maintained, or to which contributions have been made, by Borrower or Guarantor.

"ERISA" -- The Employee Retirement Income Security Act of 1974, including the rules and regulations promulgated thereunder.

"ERISA Affiliate" -- Any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower and/or Guarantor, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with Borrower and/or Guarantor, or any organization which is required to be treated as a single employer with Borrower and/or Guarantor under
         Section 414(m) or 414(o) of the Code.

"Event of Default" -- Has the meaning given to such term in the Mortgage.

"Federal Funds Rate" -- For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions as published by the Federal Reserve Bank of New York for such day or, for any day that is not a banking day in New York City, for the immediately preceding banking day.

"Fiscal Year" -- The calendar year or such other annual period as Borrower and Administrative Agent may mutually agree upon.

"Financial Statements" -- Statements of the assets, liabilities (direct or contingent), income, expenses and cash flow of Borrower and Guarantor, prepared in accordance with generally accepted accounting principles in the United States as in effect from time to time and consistently applied.

"Fronting Fee" -- Has the meaning set forth in Section 8.20 of this Agreement.

"GAAP" -- Generally accepted accounting principles in the United States as in effect from time to time, consistently applied.

"Good Faith Contest" -- The contest of an item if (1) the item is diligently contested in good faith, and, if appropriate, by proceedings timely instituted, (2) adequate reserves are established with respect to the contested item, (3) during the period of such contest, the enforcement of any contested item is effectively stayed and (4) the failure to pay or comply with the contested item during the period of the contest is not likely to (x) result in a Material Adverse Change or (y) have an adverse effect on the Mortgaged Property under any Mortgage or any part thereof, or on Lenders' interest therein.

"Governmental Approvals" -- Any authorization, consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

"Governmental Authorities" -- The United States, the state in which the Property is located and any political subdivision, agency, department, commission, board, bureau or instrumentality of either of them, including any local authorities, which exercises jurisdiction over Borrower, Guarantor, the Property or the Improvements.

"Guarantor" -- Jointly and severally, Acadia Realty Limited Partnership, a
         Delaware limited partnership and any other person(s) or entity(ies) who may hereafter become a guarantor of any or all of Borrower's obligations in respect of the Loan.

"Guaranty" -- The guaranty(ies) of all or part of Borrower's obligations, to be executed by Guarantor.

"Hazardous Materials" -- Has the meaning given to such term in the Mortgage.

"Hedging Agreement" -- Any ISDA Master Agreement or other documentation with respect to an interest rate hedging transaction entered into by and between any Borrower, as any of the same may be amended, modified or supplemented from time to time, including any and all "confirmations" under any thereof.

"Hobson/IL Property" -- The fee interest in real property located at 931 West
         75th Street in Naperville, Illinois owned by RD Hobson.

"Improvements" -- Shall mean, with respect to the indicated Property: (i) a one story Neighborhood Shopping Center containing 105,093 square feet with respect to the Absecon/NJ Property, (ii) a one story Community Shopping Center containing 229,506 square feet with respect to the RD Bloomfield Property, (iii) a one story Neighborhood Shopping Center containing 99,042 square feet with respect to the Hobson/IL Property, (iv) one story Neighborhood Shopping Center containing 269,921 square feet with respect to the Woonsocket/RI Property and (v) a two story, 578,706 n.r.s.f./600 unit apartment community with 1,158 surface parking spaces with respect to the Village/NC Property.

"Indemnity" -- An agreement from Borrower and Guarantor or, if there is no Guarantor, such other persons or entities as shall be satisfactory to Lender, whereby, among other things, Lender is indemnified regarding Hazardous Materials.

"Individual Loan Commitment" -- With respect to each Lender, the amount set forth below opposite the name of such Lender (subject to change in accordance with the terms of this Agreement).

                  Lender                      Individual Loan Commitment
                  ------                      ---------------------------

                  Fleet                               $32,500,000

                  Bank of China                       $32,500,000

Upon any reduction in the Total Loan Commitment, each Lender's Individual Loan Commitment shall reduce by the Lender's Pro Rata Share of the reduction of the Total Loan Commitment.

"Insolvency Event" -- Shall mean the occurrence of any of the Events of Default described in clauses (d) through (h) of the Mortgage.

"Interest Period" -- The period during which interest at the LIBO Based Rate, determined as provided in this Agreement, shall be applicable to the LIBO Rate Request Amount in question, provided, however, that each such period shall be either one (1), two (2), three (3) months (or, if available, four (4), or six (6) months or such other periods as Administrative Agent may make available from time to time), which shall be measured from the date specified by Borrower in each LIBO Rate Request for the commencement of the computation of interest at the LIBO Based Rate, to the numerically corresponding day in the calendar month in which such period terminates (or, if there be no numerical correspondent in such month, or if the date selected by Borrower for such commencement is the last Business Day of a calendar month, then the last Business Day of the calendar month in which such period terminates, or if the numerically corresponding day is not a Business Day then the next succeeding Business Day, unless such next succeeding Business Day enters a new calendar month, in which case such period shall end on the next preceding Business Day) and in no event shall any such period extend beyond the Maturity Date.

"Initial Advance" -- The first advance of Loan proceeds to be made hereunder.

"Law" -- Any federal, state or local law, statute, rule, regulation, ordinance, order, decree, directive, requirement, code, notice of violation or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, determination, consent decree or judgment.

"Lender"; "Lenders" -- Has the respective meanings specified in the preamble.

"Lender Reply Period" -- Has the meaning specified in Section 8.06.

"Lenders L/C Fee" -- Has the meaning set forth in Section 8.20 of this Agreement.

"Letter of Credit" -- Has the meaning set forth in Section 8.20 of this Agreement.

"LIBO Rate" -- The rate per annum (at Administrative Agent's option, rounded up, if necessary, to the nearest 1/32 of 1%) that appears on Dow Jones Page 3750 at approximately 11:00 a.m. (London time) on the date (the "LIBOR Determination Date") two (2) Business Days prior to the first day of the applicable Interest Period, for amounts comparable to the LIBO Rate Request Amount for the same period of time as the Interest Period selected by Borrower in the LIBO Rate Request; or, if such rate does not appear on Dow Jones Page 3750 as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the rate (at Administrative Agent's option, rounded up, if necessary, to the nearest 1/32 of 1%) for deposits in Dollars for a period comparable to the applicable Interest Period that appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date. If such rate does not appear on either Dow Jones Page 3750 or on the Reuters Screen LIBO Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the LIBO Rate for the Interest Period will be determined on the basis of the offered rates for deposits in Dollars for an amount comparable to the LIBO Rate Request Amount for the same period of time as such Interest Period that are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. Administrative Agent will request that the principal London office of each of the four (4) major banks provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the LIBO Rate will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the LIBO Rate will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for amounts comparable to such LIBO Rate Request Amount for the same period of time as such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) on the LIBOR Determination Date. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBO Rate cannot be determined. For purposes of the foregoing definition, "Dow Jones Page 3750" means the display designated as "Page 3750" on the Dow Jones Markets Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits); and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying interbank rates from London in Dollars).

"LIBO Rate Request" -- Borrower's telephonic notice (to be promptly confirmed in writing), to be received by Administrative Agent by 12 Noon (New York time) three (3) Business Days prior to the date specified in the LIBO Rate Request for the commencement of the Interest Period (which specified date must be a Business Day), of (a) its intention to have
         (i) all or any portion of the Principal Amount which is not then the subject of an Interest Period (other than an Interest Period which is terminating on the Business Day specified in the notice) and/or (ii) all or any portion of any advance of proceeds of the Loan evidenced by the Notes which is to be made on the Business Day specified in the notice, bear interest at the LIBO Based Rate and (b) the Interest Period desired by Borrower in respect of the amount specified.

"LIBO Rate Request Amount" -- The amount, to be specified by Borrower in each LIBO Rate Request, which Borrower desires bear interest at the LIBO Based Rate and which, at Administrative Agent's option, shall be an integral multiple of $100,000.

"LIBOR Loan" -- All or any portion (as the context requires) of any Lender's
         Loan which shall accrue interest at the LIBOR Based Rate.

"Loan" -- The loan in the Loan Amount made by Lender to Borrower under this Agreement.

"Loan Allocation" -- Shall mean, with respect to the indicated Property: (i)
         $12,060,000 for the Absecon/NJ Property, (ii) $16,730,000 for the Bloomfield/MI Property, (iii) $7,450,000 for the Hobson/IL Property,
         (iv) $17,840,000 for the Woonsocket/RI Property and (v) $10,920,000 for the Village/NC Property.

"Loan Amount" -- $65,000,000 (subject to change in accordance with the terms of this Agreement).

"Loan Documents" -- This Agreement, the Notes, the Mortgages, the Indemnity, the Authorization Letter, the Solvency Certificate, the Contribution Agreement, Uniform Commercial Code financing statements in respect of the Mortgaged Property and any other collateral given to Lender as security for the Loan, and any other documents which evidence or secure the Loan.

"Loan to Value Test" -- Has the meaning set forth in Section 2.03 of this Agreement.

"Major Lease" -- Any lease for space in excess of 10,000 square feet of the rentable area of the Improvements.

"Material Adverse Change" means either (1) a material adverse change in the status of the business, results of operations, financial condition, property or prospects of Borrower or (2) any event or occurrence of whatever nature which is likely to (x) have a material adverse effect on the ability of Borrower to perform its obligations under the Loan Documents or (y) create, in the sole and absolute judgment (reasonably exercised) of Lender, a material risk of sale or forfeiture of any of the Mortgaged Property (other than an immaterial portion thereof) under any Mortgage or otherwise materially impair any of the Mortgaged Property under any Mortgage or Lenders' rights therein.

"Maturity Date" -- June 1, 2010.

"Mortgage" -- For each Property, the Mortgage (or Deed of Trust), Assignment of
         Leases and Rents and Security Agreement in respect thereof, each dated the date hereof, from the respective Mortgagor for the benefit of Administrative Agent, as agent for Lenders, to secure the payment and performance of Borrower's obligations hereunder, under the Notes and otherwise in respect of the Loans.

"Mortgaged Property" means, for each Property, the Property, the Improvements thereon and all other property constituting the "Mortgaged Property", as said quoted term is defined in the applicable Mortgage.

"Multiemployer Plan" -- A Plan defined as such in Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

"Net Operating Income"

                  (a) all revenues from the ownership, use, occupancy, leasing and operation of the Property during the period in question, determined in accordance with GAAP (but adjusted to eliminate the effects of straight-lining of rents and further adjusted to exclude extraordinary and non-recurring sources of income), including all rental and other payments, including, without limitation, base rent, additional rent, promotional revenues, percentage rent and payments for common area maintenance, taxes, insurance and operating expenses and proceeds of rental loss or business interruption service, excluding tenant security deposits collected but not applied to tenants' obligations, and interest on such deposits;

         minus

                  (b) all expenses in connection with the Property during such period, determined in accordance with GAAP, including insurance premiums, real estate taxes, promotional expenses, maintenance and repair expenses, management fees and any other operational expenses, all as determined in accordance with GAAP, but not including debt service payable under the Loan.

"Non-Delinquent Lender" -- Each Lender other than the Delinquent Lender(s).

"Non-Excluded Taxes" -- Has the meaning specified in Section 8.14.

"Note"; "Notes" -- Have the respective meanings specified in Section 2.06.

"Obligations" -- Each and every obligation, covenant and agreement of Borrower, now or hereafter existing, contained in this Agreement, and any of the other Loan Documents, whether for principal, reimbursement obligations, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to Administrative Agent and any Lender now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of Borrower, under any instrument now or hereafter evidencing or securing any of the foregoing.

"Participant"; "Participation" -- Have the respective meanings specified in
         Section 8.07.

"Payor" -- Has the meaning specified in Section 7.12.

"Pension Plan" -- Any employee pension benefit plan within the meaning of
         Section 3(2) of ERISA with respect to which Borrower, Guarantor or any ERISA Affiliate at any relevant time has liability or an obligation to contribute.

"Person" -- An individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

"Plan" -- Any employee benefit or other plan established or maintained, or to which contributions have been made, by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

"Premises Documents" -- Has the meaning given to such term in the Mortgage.

"Prime Based Loan" -- All or any portion (as the context requires) of a Lender's Loan which shall accrue interest at a rate determined in relation to the Prime Based Rate.

"Prime Based Rate" -- The Applicable Margin plus the greater of (i) the
         Federal Funds Rate plus 1/2 of 1% per annum or (ii) the prime commercial lending rate as announced from time to time by Administrative Agent at Administrative Agent's Office (it being understood that said "prime commercial lending rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to customers), each change in said rates to be effective, without notice or demand of any kind, as of the date of such change.

"Principal Amount" -- At any time, the aggregate outstanding principal amount of the Notes.

"Property" means, individually and collectively, as the context requires, each of the Absecon/NJ Property, the Bloomfield/MI Property, the Hobson/IL Property, the Village/NC Property and the Woonsocket/RI Property.

"Pro Rata Share" -- With respect to each Lender, the ratio of such Lender's
         Individual Loan Commitment to the Loan Amount. As of the date hereof, the Lenders' respective Pro Rata Shares are as follows:

                  Lender                                  Pro Rata Share
                  ------                                  --------------

                  Fleet                                         50%

                  Bank of China                                 50%

"Regulation D" and "Regulation U" -- Respectively, Regulation D and Regulation U of the Board of Governors of the Federal Reserve System.

"Regulatory Change" -- With respect to any Lender and the charging and collecting of interest at the LIBO Based Rate, any change after the date hereof in federal, state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Lender under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof, excluding any change the effect of which is reflected in a change in the LIBO Based Rate.

"Release Price" -- Shall mean, with respect to the indicated Property: (i)
         $13,880,000 for the Absecon/NJ Property, (ii) $19,250,000 for the Bloomfield/MI Property, (iii) $8,566,000 for the Hobson/IL Property,
         (iv) $12,570,000 for the RD Village Property, and, (v) $20,528,000 for the RD Woonsocket Property.

"Replacement Lender" -- Has the meaning set forth in Section 7.20 of this Agreement.

"Required Lenders" -- At any time, those Non-Delinquent Lenders having Pro Rata
         Shares aggregating more than 50%; provided, however, that during the existence of an Event of Default, the "Required Lenders" shall be those Non-Delinquent Lenders holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans.

"Required Payment" -- Has the meaning specified in Section 7.12.

"Requisition" -- A written statement by or on behalf of Borrower, in form and substance satisfactory to Administrative Agent, setting forth the amount of the Loan advance requested in each instance and instructions for the payment of the same, and certifying the purpose for which such advance is to be used.

"Reserve Requirement" -- The rate at which reserves (including any marginal, supplemental or emergency reserves) are actually required to be maintained by any Lender or any Lender's respective Participants, if any, under Regulation D against "Euro-Currency Liabilities", as such quoted term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by any Lender or any Lender's respective Participants, if any, by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBO Based Rate is to be determined as provided in this Agreement or (ii) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates used in determining the LIBO Rate.

"Solvency Certificate" -- A certificate in the form of EXHIBIT G executed by each of the Borrowers.

"Solvent" -- When used with respect to any Person, that the fair value of the property of such Person, on a going concern basis, is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person.

"Title Insurer" -- The issuer(s), approved by Administrative Agent, of the title insurance policy or policies insuring the Mortgage. "Total Loan Commitment" -- An amount equal to the aggregate amount of all Individual Loan Commitments.

"Treasury Rate" -- The yield rate (i) on the 10 year U.S. Treasury Security due on or closest to the Maturity Date (as defined in the Note), as such yield rate is reported in the Wall Street Journal on the second Business Day preceding the date of calculation.

"Unrestricted Cash and Cash Equivalents" means the following assets of Guarantor
         (and Guarantor's pro rata share thereof with respect to unconsolidated joint ventures in which Guarantor has the power and authority to cause distributions from such joint venture), in each case, not subject to any lien, security interest or restriction: (i) cash, (ii) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six (6) months from the date of acquisition, (iii) shares of money market funds invested in the securities described in clause (ii) above and (iv) Dollar denominated time deposits or certificates of deposit of any domestic United States commercial bank whose long-term debt is rated at least A by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. or A2 by Moody's Investors Service, Inc. and having capital and surplus in excess of $500,000,000.

"Village/NC Property" -- The fee interest in real property located at 240
         Village Crossing Lane in Winston-Salem, North Carolina owned by RD Village.

"Woonsocket/RI Property" -- The fee interest in real property located at 1500
         Diamond Hill Road in Woonsocket, Rhode owned by RD Woonsocket.

         Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

         Section 1.03. Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

Section 1.04. Rules of Construction. Except as expressly provided otherwise, when used in this Agreement (i) "or" is not exclusive, (ii) "hereunder", "herein", "hereof" and the like refer to this Agreement as a whole, (iii) "Article", "Section", "Schedule" and "Exhibit" refer to Articles, Sections, Schedules and Exhibits of this Agreement, (iv) terms defined in the singular shall have a correlative meaning when used in the plural and vice versa, (v) a reference to a Law includes any amendment, modification or supplement to, or replacement of, such Law and (vi) a reference to a document shall mean such document as the same may be amended, modified or supplemented from time to time in accordance with its terms. The cover page and the Exhibits and Schedules, if any, annexed hereto are incorporated as a part of this Agreement with the same effect as if set forth in the body hereof. Any table of contents and all captions and headings herein are for convenience only and shall not affect the interpretation or construction hereof.

                                   ARTICLE II

                                    THE LOAN

         Section 2.01. Generally. Subject to the terms and conditions of this Agreement, each of the Lenders severally agrees to lend to Borrower in an amount up to its Individual Loan Commitment pursuant to which the Lender shall from time to time advance and re-advance to Borrower an amount equal to its Pro Rata Share of the excess of the Total Loan Commitment over the sum of (1) all previous advances of the Loans which remain unpaid and (2) the outstanding amount of all Letters of Credit. Within the limits set forth herein, Borrower may borrow from time to time under this Section 2.01 and prepay from time to time pursuant to Section 2.13 (subject, however, to the restrictions on prepayment set forth in said Section), and thereafter re-borrow pursuant to this
Section 2.01. The Loans may be outstanding as (1) Base Rate Loans, (2) LIBOR Loans or (3) a combination of the foregoing, as Borrower shall elect and notify Administrative Agent in accordance with Section 2.10. The LIBOR Loan and Base Rate Loan of each Lender shall be maintained at such Lender's Applicable Lending Office.

         Section 2.02. Nature of Lenders' Obligations. The obligations of Lenders under this Agreement are several, and no Lender shall be responsible for the failure of any other Lender to make any advance of the Loan to be made by such other Lender. However, the failure of any Lender to make any advance of the Loan to be made by it hereunder on the date specified therefor shall not relieve any other Lender of its obligation to make any advance of its portion of the Loan specified hereby to be made on such date.

         Section 2.03. Purpose. The Loan shall be made for the business purposes of working capital, distributions to Borrower's parent company and repayment of existing debt. Borrower covenants and agrees that in no event shall proceeds of the Loan, or any part thereof, be used, directly or indirectly, for any other purpose, for any illegal purpose or for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or in connection with any hostile acquisition or for any illegal purpose.

         Section 2.04. Advances. The Initial Advance shall be in the amount of $12,000,000 and shall be made upon satisfaction of the conditions set forth in
Section 4.01. Subsequent advances shall be made no more frequently than once a month thereafter, upon satisfaction of the conditions set forth in Section 4.02. In no event shall Lenders be obligated to make an advance hereunder if (i) the Principal Amount of the Loan following such advance (the "Post Advance Amount") would exceed 65% of the appraised value of the Mortgaged Property (the "Loan to Value Test") as determined by an independent appraisal conducted at Borrower's expense by an appraiser selected by Administrative Agent, which appraisal shall be conclusive as to value absent manifest error, provided, however, that Borrower shall not be obligated to pay for more than one (1) appraisal per any twelve (12) consecutive month period so long as no Event of Default exists or
(ii) if Net Operating Income is not 135% or more of debt service on the Initial Advance or the Post Advance Amount, as the case may be (the "DSC Test"). For purposes of determining compliance with the DSC Test, Net Operating Income shall be calculated on a semi-annual basis using six months' actual figures and the projected figures for the next succeeding six months and debt service shall be calculated using an interest rate equal to the greater of (a) the actual interest rate; (b) the Treasury Rate plus 200 basis points or (c) an interest rate equal to 8.0% and a (25) year equal payment self liquidating amortization schedule. For purposes of determining compliance with the Loan to Value Test, a new appraisal shall not be required for each advance provided the appraisal required in connection therewith shall not be more than twelve (12) months old and any required reappraisals shall be made at Borrower's expense, subject to the limitation set forth in clause (i) above.

         Section 2.05. Procedure for Advance. Borrower shall submit to Administrative Agent a request for the advance of proceeds of the Loan stating the amount requested and the purpose for which such advance is to be used no later than 10:00 a.m. (New York time) on the date five (5) Business Days, prior to the date the advance is to be made. Administrative Agent, upon its receipt and approval of the request for advance, will so notify all Lenders by facsimile. Not later than 10:00 a.m. (New York time) on the date set for such advance, each Lender shall, through its Applicable Lending Office and subject to the conditions of this Agreement, make the amount to be advanced by it on such day available to Administrative Agent, at Administrative Agent's Office and in immediately available funds for the account of Borrower. The amount so received by Administrative Agent shall, subject to the conditions of this Agreement, be made available to Borrower, in immediately available funds, by Administrative Agent's crediting one or more bank accounts of Borrower or any one or more of them designated by Borrower in its request for advance. Each Advance made pursuant to this Agreement shall be in an amount at least equal to $1,000,000 and in integral multiples of $100,000.

         Section 2.06. Notes. The Loan shall be evidenced by notes of Borrower in the form of EXHIBIT D, duly completed and executed by Borrower (one for each Lender in an amount equal to such Lender's Individual Loan Commitment, payable for the account of such Lender's Applicable Lending Office), in an aggregate principal amount equal to the Loan Amount (such notes, as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time (including, without limitation, any substitute notes pursuant to Section 8.07), each, a "Note" and collectively, the "Notes"). The Notes shall mature, and all outstanding principal and other sums thereunder shall be paid in full, on the Maturity Date, as the same may be accelerated or extended.

         Each Lender is hereby authorized by Borrower to endorse on the schedule attached to the Note held by it, the amount of each advance and each payment of principal received by such Lender for the account of its Applicable Lending Office(s) on account of its Loan, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loan made by such Lender. The failure by any Lender to make such notations with respect to its Loans or each advance or payment shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Notes.

         In case of any loss, theft, destruction or mutilation of any Lender's Note, Borrower shall, upon its receipt of an affidavit of an officer of such Lender as to such loss, theft, destruction or mutilation and an appropriate indemnification, execute and deliver a replacement Note to such Lender in the same principal amount and otherwise of like tenor as the lost, stolen, destroyed or mutilated Note.

         Section 2.07. Payments and Distributions; Certain Consequences of Delinquent Lender Status. Borrower shall make each payment under this Agreement and under the Notes not later than 11:00 a.m. (New York time) on the date when due to Administrative Agent at Administrative Agent's Office in immediately available funds. Administrative Agent will thereafter, on the day of its receipt of each such payment, cause to be distributed to each Lender (i) such Lender's appropriate share (based upon the respective outstanding principal amounts of the Notes and the respective rates of interest thereunder) of the payments of principal and interest, and its appropriate share of the payments of other sums, in like funds for the account of such Lender's Applicable Lending Office. Payments by Borrower hereunder or under the Notes or other Loan Documents shall be made without setoff or counterclaim.

         Except to the extent otherwise provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes is due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and, if applicable, fees, as the case may be.

         Notwithstanding the foregoing provisions of this Section, (i) Administrative Agent shall make no payment to a Delinquent Lender until the Non-Delinquent Lenders have been paid in full all outstanding principal, accrued and unpaid interest and any other sums owing to them under the Loan Documents, it being understood that payments of interest on account of the outstanding principal amount of the Note held by the Delinquent Lender shall be held by Administrative Agent in a non-interest bearing account and not distributed to the Delinquent Lender until such time as all principal, interest and other sums due to the Non-Delinquent Lenders have been paid in full; (ii) any payments (other than interest, as provided in clause (i) above) which would otherwise be due a Delinquent Lender shall be distributed to the Non-Delinquent Lenders until such time as all principal, interest and other sums due to the Non-Delinquent Lenders have been paid in full (except that any such amounts otherwise due a Delinquent Lender received by Administrative Agent during an Election Period shall be retained by Administrative Agent until the expiration of the Election Period and either paid to the Delinquent Lender, if the delinquency is cured, or paid to the Non-Delinquent Lenders, if the delinquency is not cured); and (iii) Administrative Agent shall deduct, from amounts due (or, in the case of a Delinquent Lender, amounts that would otherwise be payable to such Delinquent Lender being held by Administrative Agent pursuant to clause (i) above) a Lender in default under its obligations under Section 7.05 or the reimbursement provisions of this Section 2.07 regarding interpleader actions, the amount owing by such Lender pursuant to said Section 7.05 or the reimbursement provisions of this Section 2.07 regarding interpleader actions and pay the amount so deducted to itself, the other Lenders, or such other party as is entitled to such amount, as applicable.

         If, following such time as all amounts owing under the Loan to the Non-Delinquent Lenders and Administrative Agent have been paid in full, Administrative Agent is holding funds in respect of amounts payable to the Delinquent Lender as provided in the third paragraph of this Section, Administrative Agent shall file an interpleader action in New York State Supreme Court, New York County and shall deposit the funds so held (less a sum equal to Administrative Agent's reasonable fees and expenses in connection with said interpleader action and deposit) with said court and Administrative Agent shall thereupon be relieved of responsibility to any party with respect to the funds deposited. Borrower and each Delinquent Lender hereby jointly and severally agree to reimburse Administrative Agent for all costs and expenses that Administrative Agent may incur in connection with the foregoing interpleader action.

         Except as provided above in this Section and in Section 7.16, each Lender's interest in the Loan shall be of equal priority with the interest of each other Lender.

         Section 2.08. Interest. Borrower shall have the option, subject to the terms and conditions set forth in this Agreement, of paying interest on the Principal Amount or portions thereof at the Prime Based Rate or the LIBO Based Rate. If Borrower desires the application of the LIBO Based Rate, it shall submit a LIBO Rate Request to Administrative Agent, which LIBO Rate Request shall be irrevocable, subject to Borrower's right to convert the rate of interest payable under the Notes with respect to any LIBOR Amount from the LIBO Based Rate to the Prime Based Rate as provided in Section 2.10. Administrative Agent shall, on the day of its receipt of the LIBO Rate Request from Borrower, notify each Lender by facsimile of the specified LIBOR Amount and the amount of the Lender's portion thereof, the Interest Period and date of commencement thereof, and the interest rate applicable to such LIBOR Amount. Each LIBO Rate Request shall be applicable to the Notes in accordance with the Lenders' respective Pro Rata Shares, so that, barring a conversion or suspension of the LIBO Based Rate by one or more, but not all, Lenders, pursuant to Article III, the outstanding principal amounts of each of the Notes shall contain segments bearing interest at the Prime Based Rate and/or LIBO Based Rate(s) under particular Interest Period(s), each of which segments shall correspond to a proportional segment of the outstanding principal amount of every other Note. In the event that Borrower fails to submit a LIBO Rate Request with respect to a LIBOR Amount not later than 12 Noon (New York time) three (3) Business Days prior to the last day of the relevant Interest Period, the LIBOR Amount in question shall bear interest, commencing at the end of such Interest Period, at the Prime Based Rate for a one (1) month Interest Period.

         Interest shall be computed on an actual/360-day basis (i.e., interest for each day during which any portion of the Principal Amount is bearing interest at a particular interest rate per annum shall be computed at such rate divided by 360).

         Borrower shall pay interest on the Principal Amount to Administrative Agent for the account of Lenders. Interest on the Principal Amount shall be payable, in arrears, monthly on the first day of the first month following the Initial Advance and on the first day of each month thereafter until the Notes are repaid in full.

         Section 2.09. Limitation on Number of Interest Periods. Borrower shall not have the right to have more than five (5) Interest Periods, in the aggregate, in respect of the Loan in effect at any one time, whether or not any portion of the Principal Amount is then bearing interest at the Prime Based Rate.

         Section 2.10. Conversions of Interest Rate. Provided there exists no Event of Default, Borrower shall have the right to convert, from time to time, the rate of interest payable under the Notes with respect to any portion of the Principal Amount to the LIBO Based Rate or the Prime Based Rate, subject to the terms of this Agreement (including, without limitation, the payment of all amounts due in connection with any such conversion from the LIBO Based Rate on a date other than the last day of an applicable Interest Period) and provided that, in the case of a conversion from the LIBO Based Rate, the entire LIBOR Amount is the subject of the conversion. Conversions shall be accomplished (i) in the case of a conversion from the Prime Based Rate to the LIBO Based Rate, by Borrower's submission of a LIBO Rate Request in accordance with Section 2.08 or
(ii) in the case of a conversion from the LIBO Based Rate to the Prime Based Rate, by Borrower's request to Administrative Agent by telephone (to be promptly confirmed in writing), to be received by Administrative Agent at least three (3) Business Days prior to the date specified for such conversion, specifying the LIBOR Amount with respect to which the interest rate is to be converted and the date of the conversion. With respect to any portion of the Principal Amount subject to the LIBO Based Rate, Borrower shall not have the right to convert from one Interest Period to another other than the last day of an applicable Interest Period. On the date of its receipt of such request, Administrative Agent shall notify each Lender thereof either by telephone or by facsimile.

         Section 2.11. Inapplicability of LIBO Based Rate. Any portion of the Principal Amount to which the LIBO Based Rate is not or cannot pursuant to the terms of this Agreement be applicable shall bear interest at the Prime Based Rate. Upon the occurrence of an Event of Default, the entire Principal Amount shall, at the option of the Required Lenders, immediately and without notice to Borrower, bear interest at the Prime Based Rate. In addition, following the occurrence of an Event of Default, Borrower shall have no right to submit a LIBO Rate Request with respect to any LIBOR Amount for which the current Interest Period is expiring. The foregoing provisions shall not be construed as a waiver by Lenders of their right to pursue any other remedies available to them under the Mortgage or any other Loan Document nor shall they be construed to limit in any way the application of the Default Rate as provided in the Mortgage.

         Section 2.12. Late Payment Premium. Borrower shall pay to Administrative Agent for the account of Lenders a late payment premium in the amount of 5% of any payments of principal or interest under the Loan made more than ten (10) days after the due date thereof, which late payment premium shall be due with any such late payment.

         Section 2.13. Voluntary Prepayments. Borrower may, upon at least five
(5) Business Days' notice (which notice shall be irrevocable) to Administrative Agent, prepay the Principal Amount, in whole or part, without premium or penalty; provided, however, that (i) any partial prepayment under this Section shall be in a principal amount of not less than $1,000,000 and an integral multiple of $100,000, (ii) prepayment of a LIBOR Amount other than on the last day of the applicable Interest Period shall be subject to the provisions of
Section 3.03 and (iii) each prepayment under this Section shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment. Amounts prepaid may not be reborrowed.

         Section 2.14. Annual Commitment Reduction/Required Amortization. Commencing on the first day of June, 2006 and on the first day of each April thereafter until the Maturity Date both the Loan Amount and the Total Loan Commitment shall reduce by the amount set forth on Schedule A attached hereto and, to the extent the Loan Amount as so reduced would exceed the Principal Amount, Borrower shall, on the date of reduction make a mandatory principal payment in the amount of such excess such that, at no time, shall the Principal Amount exceed the Loan Amount as reduced from time to time. After any release of a Property, in accordance with Section 8.18 or otherwise, Administrative Agent shall recalculate the required annual amortization payments due hereunder in accordance with a constant annual payment mortgage schedule based on the Principal Amount at such time and an assumed interest rate of 8% per annum, which would fully amortize over a term equal to (x) twenty-five (25) years less
(y) the number of full twelve (12) month periods elapsed since the date hereof. Administrative Agent shall provide Borrower with a schedule of such recalculated amortization payment schedule upon request and such schedule shall be final and binding upon Borrower absent manifest error.

         Section 2.15. Nature of Lenders' Obligations; Borrower's Rights and Obligations in Event a Lender Fails to Make an Advance. The obligations of Lenders under this Agreement are several, and no Lender shall be responsible for the failure of any other Lender to fund the portion required to be funded by such other Lender of an advance of the Loan.

                                  ARTICLE III

                             YIELD MAINTENANCE ETC.

         Section 3.01. Additional Costs and Other Effects of Regulatory Changes; Taxes. Borrower shall pay directly to a Lender, promptly upon demand, such amounts as are necessary to compensate such Lender for Additional Costs resulting from any Regulatory Change which (i) subjects such Lender to any tax, duty or other charge with respect to the Loan or its Note, or changes the basis of taxation of any amounts payable to such Lender under the Loan or its Note (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office by the jurisdiction in which such Lender's principal office or such Applicable Lending Office is located), (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, (iii) imposes on such Lender or, in the case of LIBOR Amounts, on the London interbank market, any other condition affecting the Loan or its Note, or any of such extensions of credit or liabilities or (iv) imposes any capital adequacy requirements on such Lender by virtue of the Loan or the Notes. Such Lender will notify Borrower (with a copy to Administrative Agent) of any event occurring after the date hereof which would entitle it to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for those portions of the Loan affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in such Lender's sole opinion, be disadvantageous to it, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States.

         Without limiting the effect of the immediately preceding paragraph, in the event that, by reason of any Regulatory Change, (i) a Lender incurs Additional Costs based on or measured by the excess above a specified level of the amount of (1) a category of deposits or other liabilities of such Lender which includes deposits by reference to which the LIBO Rate is determined as provided in this Agreement and/or (2) a category of extensions of credit or other assets of such Lender which includes loans the interest on which is determined on the basis of rates referred to in the definition of "LIBO Rate" in
Section 1.01, (ii) a Lender becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold or (iii) it shall be unlawful or impossible for a Lender to make or maintain its Pro Rata Share of the Loan (or any portion thereof) at the LIBO Based Rate, then such Lender's obligation to make or maintain its Pro Rata Share of the Loan (or any portion thereof) at the LIBO Based Rate (and Borrower's right to request the same) shall be suspended and such Lender shall give notice thereof to Borrower (with a copy to Administrative Agent) and, upon the giving of such notice, interest payable on the affected Note shall be converted to the Prime Based Rate, unless such Lender may lawfully continue to maintain its Pro Rata Share of the Loan (or any portion thereof) then bearing interest at the LIBO Based Rate to the end of the current Interest Period(s), at which time the interest rate on the affected Note shall convert to the Prime Based Rate. If subsequent to any conversion to the Prime Based Rate as provided above such Lender determines that such Regulatory Change has ceased to be in effect, such Lender will so notify Borrower (with a copy to Administrative Agent), and Borrower may convert the rate of interest payable under the affected Note with respect to those portions of the Principal Amount bearing interest at the Prime Based Rate to the LIBO Based Rate by submitting a LIBO Rate Request in respect thereof and otherwise complying with the provisions of this Agreement with respect thereto.

         Determinations by each Lender of the existence or effect of any Regulatory Change on its costs of making or maintaining its Pro Rate Share of the Loan, or portions thereof, at the LIBO Based Rate, or on amounts receivable by it in respect thereof, and of the additional amounts required to compensate such Lender in respect of Additional Costs, shall be conclusive, so long as made on a reasonable basis.

         Section 3.02. Limitations on Availability of LIBO Based Rate. Anything herein to the contrary notwithstanding, if, at the time of or prior to the determination of the LIBO Based Rate in respect of any LIBO Rate Request Amount as provided in this Agreement, (i) Administrative Agent determines (which determination shall be conclusive, so long as made on a reasonable basis) that by reason of circumstances affecting the London interbank market generally, adequate and fair means do not or will not exist for determining the LIBO Rate applicable to an Interest Period or (ii) a Lender determines (which determination shall be conclusive, so long as made on a reasonable basis) that the LIBO Rate will not accurately reflect the cost to such Lender of making or maintaining its Pro Rata Share of the Loan (or any portion thereof) at the LIBO Based Rate, then Administrative Agent, in the case of the circumstances described in clause (i) above, or such Lender, in the case of the circumstances described in clause (ii) above, shall give Borrower prompt notice thereof (with a copy to Administrative Agent in the case of the notice from such Lender), and the LIBO Rate Request Amount in question, in the case of the circumstances described in clause (i) above, or such Lender's portion thereof, in the case of the circumstances described in clause (ii) above, shall bear interest, or continue to bear interest, as the case may be, at the Prime Based Rate. If at any time subsequent to Administrative Agent's or such Lender's giving of such notice, Administrative Agent or such Lender, as the case may be, determines that because of a change in circumstances the LIBO Based Rate is again available to Borrower, Administrative Agent or such Lender, as the case may be, shall so notify Borrower (with a copy to Administrative Agent, in the case of the notice from such Lender) and Borrower may convert the rate of interest payable under the Notes or such Lender's Note, as the case may be, from the Prime Based Rate to the LIBO Based Rate by submitting a LIBO Rate Request in respect thereof and otherwise complying with the provisions of this Agreement with respect thereto.

         Section 3.03. Certain Compensation. Borrower shall pay directly to a Lender, immediately upon request and notwithstanding contrary provisions contained in the Mortgage or other Loan Documents, such amounts as shall, in the judgment of such Lender (which shall be conclusive so long as made on a reasonable basis), compensate it for any loss, cost or expense incurred by it as a result of (i) any payment or prepayment (under any circumstances whatsoever, whether voluntary or involuntary) of any portion of the Principal Amount bearing interest at the LIBO Based Rate on a date other than the last day of an applicable Interest Period, (ii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the rate of interest payable under such Lender's Note from the LIBO Based Rate to the Prime Based Rate with respect to any portion of the Principal Amount then bearing interest at the LIBO Based Rate on a date other than the last day of an applicable Interest Period, (iii) the failure of all or a portion of an advance of the Loan which was to have borne interest at the LIBO Based Rate pursuant to a LIBO Rate Request to be made, (iv) any failure by Borrower to prepay any portion of the Principal Amount bearing interest at the LIBO Based Rate on the date specified in Borrower's notice of prepayment or (v) the failure of Borrower to borrow, continue or convert in accordance with a LIBO Rate Request submitted by it, which amounts shall include, without limitation, an amount equal the Present Value (determined as hereinafter provided) of the dollar amount which is obtained by multiplying the number of days from the date of the occurrence to the last day of the applicable Interest Period by a number which is calculated by (i) multiplying the amount prepaid, converted, not advanced, not prepaid or not borrowed, as the case may be, by the excess of the LIBO Based Rate applicable thereto over the current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the last day of the applicable Interest Period and (ii) dividing the product thereof by 360. For purposes of this Section, Present Value shall be determined by using the number of days during the period from the date of occurrence to and including the last day of the applicable Interest Period and using the above-referenced United States Treasury security rate. A determination by a Lender as to the amounts payable to it pursuant to this Section shall be conclusive absent manifest error.

         Section 3.04. "Lender" to Include Participants. For purposes of this
Article III and of the definition of "Additional Costs" in Section 1.01, the term "Lender" shall, at each Lender's option, be deemed to include such Lender's present and future Participants in the Loan to the extent of each such Participant's actual Additional Costs or other losses, costs or expenses payable pursuant to this Article III.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.01. Conditions Precedent to Loan. Lenders shall not be obligated to make the Initial Advance until the following conditions shall have been satisfied:

                  (a) There shall exist no Default or Event of Default, and no Default or Event of Default would result from the making of the Loan;

                  (b) The representations and warranties made to Administrative Agent or Lenders herein, in the other Loan Documents and in any other document, certificate or statement executed or delivered to Administrative Agent or Lenders in connection with the Loan shall be true and correct on and as of the date of the advance of the Loan with the same effect as if made on such date;

                  (c) The Improvements shall not have been materially injured or damaged by fire or other casualty; and

                  (d) Lenders shall have received and approved each of the following:

                        (1) Loan Fees and Expenses. (i) A non-refundable
                  facility fee in respect of this Loan (without credit for any amounts paid under existing credit facilities refinanced hereby) in the amount of $325,000, to be retained by Lenders whether or not any advances are made hereunder and (ii) all fees and expenses incurred by Administrative Agent (including, without limitation, the reasonable fees and expenses of Administrative Agent's Counsel, Lenders' environmental and insurance consultants, and the preparer of the appraisal required by paragraph (4) below);

                        (2) Loan Documents. This Agreement and each of the other
                  Loan Documents, duly executed by the parties thereto, and, where applicable, duly acknowledged and in proper form for recording or filing, as the case may be, and all necessary or desirable recordings and filings shall have been duly made;

                        (3) Financial Statements. Current Financial Statements
                  and such other financial data (including, without limitation, current financial statements of tenants under leases in respect of the Mortgaged Property and of parties to any of the Premises Documents, and of the guarantor(s), if any, of any such tenants or parties) as Administrative Agent shall require;

                        (4) Appraisal. An independent M.A.I. appraisal of the
                  Property and Improvements complying in all respects with the standards for real estate appraisals established pursuant to the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

                        (5) Insurance Policies. The policies of insurance
                  required by the Mortgage, together with evidence of the payment of the premiums therefor;

                        (6) Hazardous Materials Report/Reliance Letter. A
                  detailed report by a properly qualified engineer, which shall include, inter alia, a certification that such engineer has obtained and examined a list of prior owners, tenants and other users of all or any portion of the Property or any improvements thereon, and has made an on-site physical examination of the Property, and a visual observation of the surrounding areas, and has found no evidence of past or present Hazardous Materials activities or the presence of Hazardous Materials, together with, if required by Administrative Agent, a "reliance letter" addressed to Administrative Agent with respect to such report;

                        (7) Title Policy. A paid title insurance policy, in the
                  amount of the Loan Allocation for each property in ALTA 10-17-92 or other form approved by Administrative Agent's Counsel with such endorsements as shall be reasonably requested by Administrative Agent's Counsel (including "tie-in" endorsements aggregating liability under such policies to the extent permitted by Law), issued by the Title Insurer which shall insure the Mortgage to be a valid lien on Borrower's interest in the premises free and clear of all defects and encumbrances except those previously received and approved by Administrative Agent's Counsel, and shall contain
                  (i) full coverage against mechanics' liens (filed and inchoate), (ii) a reference to the survey but no survey exceptions except those theretofore approved by Administrative Agent's Counsel, (iii) such affirmative insurance and endorsements as Administrative Agent's Counsel may require, and (iv) if any such policy is dated earlier than the date of the disbursement of the Loan, an endorsement to such policy, in form approved by Administrative Agent's Counsel, redating the policy and setting forth no additional exceptions except those approved by Administrative Agent's Counsel; and shall be accompanied by such reinsurance agreements between the Title Insurer and title companies approved by Lender, in ALTA 1994 facultative form, as Lender may require;

                        (8) Survey. A current ALTA/ACSM, as-built survey of the
                  Property, certified to Lender and the Title Insurer showing
                  (i) the location of the perimeter of the Property by courses and distances, (ii) all easements, rights-of-way, and utility lines referred to in the title policy required by this Agreement or which actually service or cross the Property (with instrument, book and page number indicated), (iii) the lines of the streets abutting the Property and the width thereof, and any established building lines (and that such roads have been dedicated for public use and are completed and have been accepted by all required Governmental Authorities),
                  (iv) any encroachments and the extent thereof upon the Property, (v) locations of all portions (with the acreage thereof also identified) of the Property, if any, which are located in an area designated as a "flood prone area" as defined by U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973 and (vi) the Improvements, and the relationship thereof by distances to the perimeter of the Property, established building, setback and street lines and (vi) if the Property is described as being on a filed map, a legend relating the survey to said map;

                        (9) Leases and Premises Documents. Certified copies of
                  all leases in respect of the Mortgaged Property, accompanied by, in the case of Anchors and any other leases specified by Administrative Agent, estoppel certificates from the tenants thereunder and executed notice-of-assignment letters in the form of EXHIBIT B in respect thereof; executed subordination and attornment agreements, in Administrative Agent's usual form, in respect of such leases as Administrative Agent may require; a certified copy of the standard form of lease or contract of sale, as the case may be, Borrower will use in connection with the leasing of space in the Improvements or the sale of portions of the Property; certified copies of all Premises Documents, together with estoppel certificates from the parties thereto and a certified current rent roll for the Improvements;

                        (10) Requisition. A Requisition for the Initial Advance,

                        (11) Counsel Opinions. Opinions of Borrower's counsel
                  and local counsel (and, if required by Lender, of a local counsel selected by Lender or Administrative Agent's Counsel) to the effects set forth on EXHIBIT C;

                        (12) Organizational Documents. If Borrower, the
                  mortgagor or grantor under any Mortgage (if different from Borrower), Guarantor or any general partner or member of any of them is a corporation, current copies of the following documents with respect to each (unless otherwise indicated):

                              (i) a good-standing certificate from the
                        jurisdiction of its incorporation and, as to Borrower and the mortgagor or grantor under the Mortgage only, from the jurisdiction in which the Property is located,

                              (ii) a resolution, certified by the corporate
                        secretary, of the shareholders or directors of the corporation authorizing the consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and any other documents to be executed, delivered or performed by said corporation (including any substitute or replacement Notes to be executed and delivered pursuant to the terms hereof), and

                              (iii) a certificate of the corporate secretary as
                        to the incumbency of the officers executing any of the documents required hereby,

                  and, if Borrower, the mortgagor or grantor under the Mortgage (if different from Borrower), Guarantor or any general partner or member of any of them is a partnership, venture, limited liability company or trust:

                              (iv) the entity's organizational agreement and all
                        amendments and attachments thereto, certified by a general partner, venturer, member or trustee to be true and complete,

                              (v) any certificates filed or required to be filed
                        by the entity in the jurisdictions of its formation and where the Property is located in order for it to do business in those jurisdictions, and

                              (vi) evidence of the authorization of the
                        consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and any other documents to be executed, delivered or performed by said entity (including any substitute or replacement notes to be executed and delivered pursuant to the terms hereof), and including any required consents by partners, venturers, members, trustees or beneficiaries;

                        (13) Management and Leasing Contracts. Copies, certified
                  to be true and complete, of all existing contracts providing for the management, maintenance, operation or leasing of the Property and Improvements, together with, in each case, such collateral assignments or "will-serve" letters as Administrative Agent may require;

                        (14) Permits and Approvals. Copies of the certificate(s)
                  of occupancy for the Improvements and of any and all other authorizations (including plot plan and subdivision approvals, zoning variances, water, sewer, building and other permits) required by Governmental Authorities or otherwise necessary for the use, occupancy and operation of the Property and/or Improvements for their intended purposes in accordance with all applicable Laws;

                        (15) Intentionally Omitted;

                        (16) Chattel Searches. UCC searches against Borrower or
                  other owner of the Mortgaged Property and advice from the Title Insurer to the effect that searches of proper public records disclose no leases of personalty or financing statements filed or recorded against the Mortgaged Property, Borrower or other owner of any Mortgaged Property;

                        (17) Intentionally Omitted; and

                        (18) Additional Documentation. Such other approvals,
                  opinions or documents as Lender may reasonably request including, but not limited to, (i) a current certified rent roll for the Mortgaged Property and tenant estoppel letters for all Anchors, (ii) ground lessor estoppel certificates from the ground lessor with respect to any ground leases encumbered by the Mortgage and (iii) current financial statements of Guarantor showing a minimum net worth of $100,000,000 (the "Net Worth Requirement") and a minimum Unrestricted Cash and Cash Equivalents of $10,000,000 (the "Liquidity Requirement").

         Section 4.02. Conditions to Advances After the Initial Advance. In addition to the Initial Advance, an amount of Loan proceeds (each such advance, an "Additional Advance") shall be made available to Borrower subject to the satisfaction of the following conditions:

                  (a) Subject to the limitations set forth in Section 2.04 and
         Section 4.02(h) with respect to any Additional Advance), the amount of each Additional Advance subsequent to the Initial Advance shall be in the minimum amount of $100,000 (unless less than said amount is available for disbursement pursuant to the terms hereof at the time of such Additional Advance, in which case the amount of such subsequent advance shall be equal to such remaining availability).

                  (b) All conditions of Section 4.01 shall have been and remain satisfied as of the date of such advances;

                  (c) There shall exist no Default or Event of Default;

                  (d) The representations and warranties made to Administrative Agent and Lenders herein, in the other Loan Documents and in any other document, certificate or statement executed or delivered to Administrative Agent or Lenders in connection with the Loan shall be true and correct on and as of the date of the advance with the same effect as if made on such date (except for the updated rent roll);

                  (e) Lender shall have received a Requisition, and, if required, a title continuation report;

                  (f) There shall have occurred no material adverse change in the condition or value of the "Mortgaged Property", as defined in the Mortgage;

                  (g) Mortgagor shall furnish Administrative Agent with a statement, duly acknowledged, of the amount due whether for principal or interest, on the Loan and whether any offsets, counterclaims or defenses exist against the indebtedness secured hereby; and

                  (h) The aggregate outstanding proceeds of the Loan, including the amount of the advance being requested, shall not exceed the amount necessary to satisfy the Loan to Value Test and the DSC Test for Additional Advances.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Borrower and Guarantor represent and warrant to Administrative Agent and Lenders that:

         Section 5.01. Due Formation, Power and Authority. If it, the mortgagor or grantor under the Mortgage (if different from Borrower), Guarantor or any general partner or member of any of them is a corporation, partnership, venture, limited liability company or trust, each such entity is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, is qualified to do business (if required) and is in good standing in the jurisdiction in which the Property is located, and has full power and authority to consummate the transactions contemplated hereby and to execute, deliver and perform this Agreement and any other Loan Document to which it is a party.

         Section 5.02. Legally Enforceable Agreements. Each Loan Document to which Borrower or Guarantor is a party is a legal, valid and binding obligation of such party, enforceable against Borrower or Guarantor, as the case may be, in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar Laws affecting creditors' rights generally.

         Section 5.03. Financial Statements. Financial Statements have been heretofore delivered to Lenders which are true, correct and current in all respects and which fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof; no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no borrowings (other than the Loan) which might give rise to a lien or claim against the Mortgaged Property or proceeds of the Loan have been made by Borrower or others since the dates thereof.

         Section 5.04. Compliance With Laws; Payment of Taxes. Borrower and Guarantor are in compliance with, and the transactions contemplated hereby and by the other Loan Documents do not and will not violate any provision of, or require any filing, registration, consent or approval under, any Law presently in effect having applicability to Borrower or Guarantor; Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies due and payable (including those in respect of the Mortgaged Property), including interest and penalties.

         Section 5.05. Litigation. There are no actions, suits or proceedings pending or threatened against or affecting it, Guarantor, the Mortgaged Property, the validity or enforceability of the Mortgage or the priority of the lien thereof at law, in equity or before or by any Governmental Authorities except actions, suits or proceedings which have been disclosed to Administrative Agent and Lenders in writing and which are fully covered by insurance or would, if adversely determined, not substantially impair the ability of Borrower or Guarantor to pay when due any amounts which may become payable under the Notes or Guaranty or to otherwise pay and perform their respective obligations in connection with the Loan; to Borrower's knowledge, neither it nor Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or Governmental Authorities.

         Section 5.06. No Conflicts or Defaults. The consummation of the transactions contemplated hereby and the performance hereof and of the other Loan Documents have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Borrower or Guarantor is a party or by which either of them may be bound or affected.

         Section 5.07. Solvency. Borrower and Guarantor are, and upon consummation of the transactions contemplated by this Agreement, the other Loan Documents and any other related documents, will be, Solvent.

         Section 5.08. Governmental Regulation. Borrower is not subject to regulation under the Investment Company Act of 1940 or any Law limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

         Section 5.09. Insurance. Borrower has in force, and has paid the premiums in respect of, all of the insurance required by the Mortgage.

         Section 5.10. ERISA. Neither Borrower nor Guarantor nor any other Person, including any fiduciary, has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) which could subject Borrower or Guarantor or any Person whom they have an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA; neither Borrower nor Guarantor nor any ERISA Affiliate maintains, contributes to or has any liability with respect to a Multiemployer Plan or any other plan subject to Title IV of ERISA; each Employee Benefit Plan is administered in accordance with its terms and in compliance with all applicable Laws, including any reporting requirements; each Pension Plan intending to qualify under Section 401(a) or 401(k) of the Code does so qualify; there is no lien outstanding or security interest given in connection with a Pension Plan; neither Borrower nor Guarantor nor any ERISA Affiliate has any liability with respect to an accumulated funding deficiency (whether or not waived) under
Section 412 of the Code or Section 302 of ERISA; neither Borrower nor Guarantor has any liability for retiree medical or death benefits (contingent or otherwise) other than as required by Section 4980B of the Code; and no part of the funds to be used by Borrower or Guarantor in satisfaction of their respective obligations under this Agreement and the other Loan Documents constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the United States Department of Labor in rules, regulations, releases or bulletins or as interpreted under applicable case law.

         Section 5.11. Other Documents. The Major Leases and Premises Documents are unmodified and in full force and effect, there are no defaults (or events which with notice or the passage of time, or both, would constitute such a default) under any thereof and all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

         Section 5.12. No Defaults. There exists no Default or Event of Default.

         Section 5.13. Accuracy of Information; Full Disclosure. Neither this Agreement nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Borrower or Guarantor to Lender in connection with the negotiation of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby, or required herein or by the other Loan Documents to be furnished by or on behalf of Borrower or Guarantor, contains any untrue or misleading statement of a material fact or omits a material fact necessary to make the statements herein or therein not misleading; there is no fact which Borrower has not disclosed to Administrative Agent and Lenders in writing which materially affects adversely nor, so far as Borrower can now foresee, will materially affect adversely any of the Mortgaged Property or the business affairs or financial condition of Borrower or Guarantor, or the ability of Borrower or Guarantor to perform this Agreement and the other Loan Documents.

         Section 5.14. Separate Tax and Zoning Lot. Each Mortgaged Property constitutes a distinct parcel for purposes of zoning and of taxes, assessments and impositions (public or private) and are not otherwise considered as part of a larger single lot for purposes of zoning or of taxes, assessments or impositions (public or private).

         Section 5.15. The Improvements. There are no structural defects in the Improvements or violations of any requirement of any Governmental Authorities with respect thereto; the use, occupancy and operation of the Improvements comply with all applicable permits and restrictive covenants affecting the Mortgaged Property, as well as with the Premises Documents and with all zoning, building, environmental, ecological, landmark, subdivision and other Laws, and all requirements for such use, occupancy and operation have been satisfied; there exist a sufficient number of parking spaces necessary to satisfy the requirements of the Premises Documents and any leases and all zoning and other applicable legal requirements with respect to the Mortgaged Property, and all required landscaping, sidewalks and other amenities, and all off-site improvements, related to the Improvements have been completed.

         Section 5.16. Utility Services. All utility services necessary for the use and operation of the Improvements for their intended purposes are available and servicing the Property, including water supply, storm and sanitary sewer, gas, electric power and telephone facilities.

         Section 5.17. Creation of Liens. It has entered into no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Mortgaged Property or any part thereof.

         Section 5.18. Roads. All roads necessary for the full utilization of the Improvements for their intended purposes have been completed and dedicated to public use and accepted by all appropriate Governmental Authorities.

         Section 5.19. Requisition as Reaffirmation. Each Requisition submitted to Administrative Agent, and the receipt of the funds requested thereby, shall constitute an affirmation by Borrower that the representations and warranties contained herein and in the other Loan Documents remain true and correct as of the respective dates of such Requisitions.

         Section 5.20. Patriot Act.

         (a) As of the date hereof, none of the funds or other assets of Borrower or of any of its direct or indirect owners (including Guarantor) constitute property of, or are beneficially owned, directly or indirectly, by, any Person subject to trade restrictions under United States Law, including those who are covered by the International Emergency Economic Powers Act, 50 U.S.C. ss.ss.1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder (an "Embargoed Person") with the result that the investment in Borrower (whether directly or indirectly) is prohibited by such applicable Law or the Loan is in violation of such Law; (ii) no Embargoed Person has any interest of any nature whatsoever (whether directly or indirectly) in Borrower with the result that the investment in Borrower (whether directly or indirectly) is prohibited by such applicable Law or the Loan is in violation of such Law; and (iii) none of the funds of Borrower have been derived from any unlawful activity with the result that the investment in Borrower (whether directly or indirectly) is prohibited by such applicable Law or the Loan is in violation of such Law.

         (b) Neither Borrower nor any of its direct or indirect owners (including Guarantor) is in violation of the U.S. Federal Bank Secrecy Act, as amended, and its implementing regulations (31 CFR part 103), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the regulations promulgated thereunder, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"), or any other anti-money laundering Law.

         (c) Neither Borrower nor any if its direct or indirect owners (including Guarantor) is a Person with whom United States Persons are restricted from doing business with under (a) regulations issued by OFAC (including those persons and entities named on OFAC's Specially Designated Nationals and Blocked Persons list) or under any United States Law (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or (b) any other Law. Without limiting the foregoing, Borrower is not presently funding its obligations hereunder with funds from any of the Persons referred to in this paragraph (c).

         (d) Guarantor has joined in this Agreement, for the purposes, among other things, of joining in the representations to Administrative Agent and Lenders in this Section 5.20.

                                   ARTICLE VI

                              COVENANTS OF BORROWER

         Borrower covenants and agrees with Administrative Agent and Lenders that it will promptly:

         Section 6.01. Compliance with Laws; Payment of Taxes. Comply with all Laws applicable to it or the Mortgaged Property, or any part thereof, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed on it or the Mortgaged Property, or any part thereof, and promptly furnish Administrative Agent with reports of any official searches made by Governmental Authorities and any claims of violations thereof.

         Section 6.02. Leases and Premises Documents. Not enter into any Major Lease without the prior written consent of Administrative Agent, not to be unreasonably withheld or delayed; and deliver to Administrative Agent certified copies of all leases in respect of the Mortgaged Property and all Premises Documents and all amendments to any thereof (in any case, whether executed before or after the date hereof) together with (i) if requested by Administrative Agent, current financial statements of the tenants thereunder or parties thereto as the case may be, and of the guarantor(s), if any, of such tenants or parties and (ii) in the case of all Major Leases, a notice-of-assignment letter in the form of EXHIBIT B; and keep all Premises Documents and, except as may be permitted by the Mortgage, all leases in full force and effect.

         Section 6.03. Inspection Fee. Commencing on the first anniversary of the date hereof and on each anniversary thereafter during the term of the Loan, deliver to Administrative Agent, for its own account, a non-refundable administrative inspection fee in the amount of $1,000.00 (the "Inspection Fee") with respect to the costs associated with Lender's annual inspection of the Property.

         Section 6.04. Continuing Accuracy of Representations and Warranties. Cause all of the representations and warranties made to Administrative Agent or Lenders herein and in the other Loan Documents to be continuously true and correct.

         Section 6.05. Covenants, Restrictions and Easements. Comply with all restrictions, covenants and easements affecting the Mortgaged Property or the Improvements and cause the satisfaction of all conditions hereof.

         Section 6.06. Financial Covenants. Comply at all times with the DSC Test and the Loan to Value Test, as calculated in accordance with Section 2.04 hereof, provided, however, that such non-compliance shall not constitute an Event of Default under the Mortgage and hereunder if, within forty-five (45) days of the date upon which Mortgagor receives written notice from Administrative Agent of Borrower's non-compliance thereof (the "Notice Date"), Mortgagor complies with the provisions of this Section 6.06, by either (i) agreeing in writing to permanently reduce the Loan Amount and the Total Loan Commitments by an amount which would bring Borrower into compliance with the DSC Test and the Loan to Value Test and, to the extent the Loan Amount as so reduced would exceed the Principal Amount, making a mandatory principal payment in the amount of such excess such that, at no time, shall the Principal Amount exceed the Loan Amount as reduced from time to time, with Borrower paying all applicable prepayment or other charges, if any, provided for herein or in the Note with respect to such mandatory principal payment or (ii) delivering to Administrative Agent cash, a letter of credit from a financial institution acceptable to Administrative Agent, or such other collateral as may be acceptable to Lender in its sole discretion in an amount equal to the amount that would have been required to have been prepaid pursuant to (i) above in order to cure such default. In the case of Guarantor, Guarantor shall comply at all times with the Liquidity Requirement and the Net Worth Requirement.

         Section 6.07. Payment of Costs. Pay all costs and expenses required for the satisfaction of the conditions hereof, including, without limitation (i) all document and stamp taxes, recording and filing expenses and fees and commissions lawfully due to brokers in connection with the transactions contemplated hereby,
(ii) any taxes, insurance premiums, liens, security interests or other claims or charges against the Property or Improvements and (iii) all costs of completion of the work to be performed by Borrower in space to be occupied in the Improvements (including public space) to permit the lawful occupancy thereof for the purposes contemplated by actual or prospective lessees or owners of such space as set forth in the individual leases, subleases or purchase contracts thereof or in detailed work letters or other agreements or letters of intent with respect thereto, or, in cases where there are no such leases, subleases, contracts, work letters or other documents as aforesaid, as set forth in Borrower's standard work letter or the standard form of lease or contract, if any, required by paragraph (10) of Section 4.01(d), or, in cases where none of the foregoing exists, to the level of building standard in accordance with industry practices, as conclusively determined by the Engineering Consultant.

         Section 6.08. Brokers. Indemnify Administrative Agent and Lenders against claims of brokers arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

         Section 6.09. Correction of Defects. Upon demand of Administrative Agent or the Engineering Consultant, correct any defects (including structural) in the Improvements.

         Section 6.10. Unused Fee. Borrower shall, during the term of the Loan, pay to Administrative Agent for the account of each Lender a fee (the "Unused Fee"), computed on the daily unused Individual Loan Commitment of such Lender based on the Loan Amount for each day at a rate per annum equal to 0.10%, calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed. The accrued Unused Fee shall be due and payable quarterly in arrears on the first day of July, October, January and April of each year commencing on July 1, 2005, and upon the Maturity Date (as stated, by acceleration or otherwise) or earlier termination of the Loan.

         Section 6.11. Reporting and Miscellaneous Document Requirements. Furnish directly to each Lender:

                  (1) Semi-Annual Financial Statements of Borrower. On a semi-annual basis, as soon as available and in any event within ninety
         (90) days after the end of each applicable semi-annual period, Financial Statements of Borrower, in reasonable detail (including detailed balance sheet, income statement, cash flow statement and one-year projections) and stating in comparative form the respective figures for the corresponding date and period in the prior semi-annual period;

                  (2) Annual Financial Statements of Borrower. On a annual basis, as soon as available and in any event within ninety (90) days after the end of each applicable annual period, Financial Statements of Borrower, in reasonable detail (including detailed balance sheet, income statement, cash flow statement and one-year projections) and stating in comparative form the respective figures for the corresponding date and period in the prior annual period;

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
                  (3) Quarterly and Annual Financial Statements of Acadia Realty Trust. As soon as available and in any event within one hundred twenty
         (120) days after the end of each calendar quarter and Fiscal Year, Financial Statements of Acadia Realty Trust, a Maryland real estate investment trust ("Sponsor"), which is the parent of Guarantor, as of the end of and for such calendar quarter and Fiscal Year, in reasonable detail (including detailed balance sheet, income statement, cash flow statement, and contingent liability schedule) and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, audited (with respect to the annual financial statements only) by one of the so-called "Big Four" accounting firms or another firm of certified public accountants reasonably acceptable to Administrative Agent , provided that, notwithstanding the foregoing, so long as Sponsor timely files 10Q and 10K reports with the Securities and Exchange Commission, Sponsor shall have complied with this clause (3);

                  (4) Covenant Compliance Certificates. Within sixty (60) days after the end of each fiscal quarter, Guarantor shall submit to Lender a Covenant Compliance Certificate certified by a principal financial or accounting officer or general partner, as the case may be, in the Form of EXHIBIT E-1 hereto certifying, on the basis of Guarantor's unaudited financial statements, that Guarantor has met the Liquidity Requirement for the applicable period. As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year, Guarantor shall submit to Lender a Covenant Compliance Certificate certified by a principal financial or accounting officer or general partner, as the case may be, in the Form of EXHIBIT E-2 hereto certifying, on the basis of Guarantor's audited Financial Statements as of the end of and for such Fiscal Year, that Guarantor has met the Net Worth Requirement and the Liquidity Requirement;

                  (5) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all actions, suits, and proceedings before any court or arbitrator or any Governmental Authority, affecting (i) Borrower which, if determined adversely to Borrower are likely to result in a Material Adverse Change or (ii) all or any portion of the Mortgaged Property under any Mortgage;

                  (6) Notices of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after Borrower becomes aware of the occurrence of a Default or any Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto;

                  (7) Material Adverse Change. As soon as is practicable and in any event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change, written notice thereof;

                  (8) Offices. Thirty (30) days' prior written notice of any change in the chief executive office or principal place of business of Borrower;

                  (9) Environmental and Other Notices. As soon as possible and in any event within ten (10) days after receipt, copies of (i) all Environmental Notices received by Borrower which are not received in the ordinary course of business and which relate to any Property or a situation which is likely to result in a Material Adverse Change and
         (ii) all reports of any official searches made by any Governmental Authority having jurisdiction over any Property or the Improvements thereon, and of any claims of violations thereof and, on an annual basis, delivered with Borrower's annual Financial Statements, a report from Borrower regarding the status of the environmental matters discussed in Section 6.12;

                  (10) Insurance Coverage. Promptly, such information concerning Borrower's insurance coverage as Administrative Agent may reasonably request;

                  (11) Bankruptcy of Tenants. Promptly after becoming aware of the same, written notice of the bankruptcy, insolvency or cessation of operations of any tenant in the Improvements on any Property to which 5% or more of the aggregate minimum rent from such Improvements is attributable;

                  (12) Leasing Reports and Property Information. (i) Upon request by Administrative Agent, but no more often than quarterly, an updated rent roll, leasing report, and operating and cash statements for each Property and (ii) (ii) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, tenant sales report for each Property, to the extent Borrower is entitled to receive same pursuant to the terms of the respective leases; and

                  (13) General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of Borrower, Guarantor or any Properties of Borrower as Administrative Agent may from time to time reasonably request.

         Section 6.12. Specified Environmental Matters.

         (a) The Michigan Department of Environmental Quality ("MDEQ") has noted certain environmental concerns at the Bloomfield/MI Property related to past and/or present automotive service related activities thereon. Borrower hereby agrees to (i) cooperate with any parties responsible for the environmental concern, and with MDEQ in order that MDEQ completes its monitoring and assessment of the Bloomfield/MI Property and issues appropriate closure documentation confirming that no further action is necessary with respect to such environmental concerns and (ii) promptly deliver complete copies of all such documentation to Administrative Agent.

         (b) The Rhode Island Department of Environmental Management ("RIDEM") has noted certain environmental concerns requiring remediation at the Woonsocket/RI Property, which RD Woonsocket has performed to a substantial degree. Borrower hereby agrees to cause all such remediation and related monitoring to be completed such that RIDEM issues appropriate closure documentation confirming that no further action is necessary with respect to such remediation and monitoring on or before the second anniversary of the date hereof, provided that, if RIDEM requires further monitoring of environmental conditions which RIDEM has previously noted as of the date hereof, Borrower shall continue such monitoring to completion and shall not be in default of this covenant so long as Borrower delivers complete copies of the orders from RIDEM extending such monitoring period, along with any and all documents related thereto.

                                  ARTICLE VII

                  ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS

         Section 7.01. Appointment, Powers and Immunities of Administrative Agent. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document or required by Law, and shall not by reason of this Agreement be a fiduciary or trustee for any Lender except to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds, nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Lender have any fiduciary duty to Borrower or any other Lender. No implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Administrative Agent. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be responsible to Lenders for any recitals, statements, representations or warranties made by Borrower or any officer, partner or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any lien securing the obligations hereunder or thereunder or for any failure by Borrower or any Guarantor to perform any of its obligations hereunder or thereunder. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

         Section 7.02. Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat each Lender as the holder of its Note and interest in the Loan for all purposes hereof and shall not be required to deal with any Person who has acquired a Participation in the Loan from a Lender. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of Lenders and any other holder of all or any portion of the Loan or Participation therein.

         Section 7.03. Defaults. Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or of an Event of Default unless Administrative Agent has actual knowledge thereof or has received notice from a Lender or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent has such actual knowledge or receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Lenders. Administrative Agent shall promptly send to each Lender a copy of any notice of a Default or Event of Default that Administrative Agent sends to Borrower or Guarantor. Administrative Agent, following consultation with Lenders, shall (subject to Section 7.07) take such action with respect to such Default or Event of Default which is continuing, including with respect to the exercise of remedies or the realization on, or operation or disposition of, any or all of the Mortgaged Property or any other collateral for the Loan, as shall be directed by the Required Lenders; provided, however, that, unless and until Administrative Agent shall have received such directions, Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interest of Lenders. In no event shall Administrative Agent be required to take any such action which it determines would be contrary to the Loan Documents or to Law. Each of Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents (including, without limitation, the Notes) other than through Administrative Agent.

         Section 7.04. Rights of Administrative Agent as Lender. With respect to its Note and interest in the Loan, Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the terms "Lender" and "Lenders" shall include Administrative Agent in its capacity as a Lender. Administrative Agent and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, Borrower or Guarantor (and any affiliates of them) as if it were not acting as Administrative Agent.

         Section 7.05. Sharing of Costs by Lenders; Indemnification of Administrative Agent. Each Lender shall pay its ratable share, based on the respective outstanding principal balances under its Note and the other Notes, of any expenses incurred (and not paid or reimbursed by Borrower after demand for payment is made by Administrative Agent) by or on behalf of Lenders in connection with any Default or Event of Default, including, without limitation, costs of enforcement of the Loan Documents and any advances to pay taxes or insurance premiums, to complete the Improvements or otherwise to preserve the lien of the Mortgage or to preserve or protect the Mortgaged Property. In the event a Lender fails to pay its share of expenses as aforesaid, and all or a portion of such unpaid amount is paid by Administrative Agent and/or one or more of the other Lenders, then the defaulting Lender shall reimburse Administrative Agent and/or the other Lender(s) for the portion of such unpaid amount paid by it or them, as the case may be, together with interest thereon at the Prime Based Rate from the date of payment by Administrative Agent and/or the other Lender(s). In addition, each Lender agrees to reimburse and indemnify Administrative Agent (to the extent it is not paid by on or behalf of Borrower, after demand for payment is made by Administrative Agent, under Section 8.13 or under the applicable provisions of any other Loan Document, but without limiting the obligation of Borrower under said Section 8.13 or such provisions), for such Lender's ratable share, based upon the respective outstanding principal balances under its Note and the other Notes, of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under Section 8.13 or under the applicable provisions of any other Loan Document) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided, however, that no Lender shall be liable for (i) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified or (ii) any loss of principal or interest with respect to Administrative Agent's Note or interest in the Loan.

         Section 7.06. Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loan and of the credit of Borrower and Guarantor, and its own decision to enter into this Agreement, and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties (including, without limitation, the Properties) or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or Guarantor (or any Affiliate of them) which may come into the possession of Administrative Agent or any of its Affiliates. Administrative Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to anyone.

         Section 7.07. Failure of Administrative Agent to Act. Except for action expressly required of Administrative Agent hereunder, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of Lenders under Section 7.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, the action indemnified against until such additional indemnity is furnished.

         Section 7.08. Resignation or Removal of Administrative Agent. Administrative Agent may resign on at least thirty (30) days' written notice to Lenders and Borrower or upon the occurrence of an Event of Default. Administrative Agent may be removed at any time with cause by the Required Lenders, provided that Borrower and the other Lenders shall be promptly notified thereof. Upon such resignation or removal of Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall (provided there exists no Event of Default) be subject to Borrower's approval, such approval not to be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within twenty
(20) days after the resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be one of Lenders, within ten (10) days. The Required Lenders or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify Borrower and the other Lenders. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         Section 7.09. Amendments Concerning Agency Function. Notwithstanding anything to the contrary contained in this Agreement, Administrative Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Loan Document which affects its duties, rights, and/or function hereunder or thereunder unless it shall have given its prior written consent thereto.

         Section 7.10. Liability of Administrative Agent. Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Lender to perform its obligations hereunder or to any Lender on account of the failure of Borrower to perform its obligations hereunder or under any other Loan Document.

         Section 7.11. Transfer of Agency Function. Without the consent of Borrower or any Lender, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States, provided that Administrative Agent shall promptly notify Borrower and Lenders thereof.

         Section 7.12. Non-Receipt of Funds by Administrative Agent;
Adjustments.

         (a) Unless Administrative Agent shall have received notice from a Lender or Borrower (either one as appropriate being the "Payor") prior to the date on which such Lender is to make payment hereunder to Administrative Agent of Loan proceeds or Borrower is to make payment to Administrative Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor will not make the Required Payment in full to Administrative Agent, Administrative Agent may assume that the Required Payment has been made in full to Administrative Agent on such date, and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make the amount thereof available to the intended recipient on such date. If and to the extent the Payor shall not have in fact so made the Required Payment in full to Administrative Agent, the recipient of such payment shall repay to Administrative Agent forthwith on demand such amount made available to it together with interest thereon, for each day from the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount, at the Federal Funds Rate.

         (b) If, after Administrative Agent has paid each Lender's share of any payment received or applied by Administrative Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Administrative Agent, whether pursuant to any bankruptcy or insolvency Law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Administrative Agent's request, promptly return its share of such payment or application to Administrative Agent, together with such Lender's proportionate share of any interest or other amount required to be paid by Administrative Agent with respect to such payment or application. In addition, if a court of competent jurisdiction shall adjudge that any amount received and distributed by Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Administrative Agent its share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

         Section 7.13. Withholding Taxes. Each Lender represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to Administrative Agent such forms, certifications, statements and other documents as Administrative Agent may reasonably request from time to time to evidence such Lender's exemption from the withholding of any tax imposed by any jurisdiction or to enable Administrative Agent to comply with any applicable Laws relating thereto. Without limiting the effect of the foregoing, if any Lender is not created or organized under the Laws of the United States or any state thereof, such Lender will furnish to Administrative Agent Form W-8ECI or Form W-8BEN of the U.S. Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Lender, as evidence of such Lender's complete exemption from the withholding of United States tax with respect thereto. Administrative Agent shall not be obligated to make any payments hereunder to such Lender in respect of the Loan until such Lender shall have furnished to Administrative Agent the requested form, certification, statement or document.

         Section 7.14. Sharing of Payments among Lenders. If a Lender shall obtain payment of any principal of its Note or of interest thereon through the exercise of any right of setoff, banker's lien or counterclaim, or by any other means (including direct payment), and such payment results in such Lender receiving a greater payment than it would have been entitled to had such payment been paid directly to Administrative Agent for disbursement to Lenders, then such Lender shall promptly purchase for cash from the other Lenders Participations in the Loan in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share ratably the benefit of such payment. To such end Lenders shall make appropriate adjustments among themselves (by the resale of Participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

         Section 7.15. Possession of Documents. Each Lender shall maintain possession of its own Note. Administrative Agent shall hold all other Loan Documents and related documents in its possession and maintain separate records and accounts with respect to the Loan, reflecting the interests of Lenders in the Loan, and shall permit Lenders and their representatives access at all reasonable times to inspect such Loan Documents, related documents, records and accounts.

         Section 7.16. Effect of a Lender's Failure to Make an Advance. In the event any Lender fails for any reason to fund the portion it is required to fund of any advance of Loan proceeds by 3:00 p.m. on the second Business Day after the date established by Administrative Agent as the date such advance is to be made, such Lender shall be a "Delinquent Lender" for all purposes hereunder until and unless such delinquency is cured in accordance with the terms of and by the time permitted under Section 7.17, and the following provisions shall apply:

                  (a) Administrative Agent shall notify (such notice being referred to as the "Delinquency Notice") each Lender and Borrower of any Lender's failure to fund. Each Non-Delinquent Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Delinquent Lender's portion of such advance, provided that, within twenty (20) days of the date of the Delinquency Notice (the "Election Period"), such Non-Delinquent Lender or Lenders (each such Lender, an "Electing Lender") irrevocably commit(s) by notice in writing (an "Election Notice") to Administrative Agent, the other Lenders and Borrower to fund the Delinquent Lender's portion of the advance that is the subject of the delinquency and to assume the Delinquent Lender's obligations with respect to the advancing of the entire undisbursed portion of the Delinquent Lender's Individual Loan Commitment (such entire undisbursed portion of the Delinquent Lender's Individual Loan Commitment, including its portion of the advance that is the subject of the delinquency, the "Delinquency Amount"). If Administrative Agent receives more than one Election Notice within the Election Period, then the Electing Lenders sending such notices shall be deemed to have committed to fund ratable shares of the Delinquency Amount based upon the amounts of their respective Individual Loan Commitments. If there are one or more Electing Lenders and the Delinquent Lender fails to cure during the Election Period as provided in Section 7.17, then upon the expiration of the Election Period, each Electing Lender's Individual Loan Commitment shall be automatically increased by the Delinquency Amount (if there is only one Electing Lender) or such Electing Lender's ratable share, determined as aforesaid, of the Delinquency Amount (if there are two or more Electing Lenders), and the Delinquent Lender's Individual Loan Commitment shall automatically be reduced by the Delinquency Amount. Administrative Agent shall thereupon notify Borrower and each Lender of (i) the adjusted amounts of the Individual Loan Commitments and (ii) if the advance that was the subject of the delinquency was not made pursuant to Section 7.12 or was refunded by Borrower pursuant to paragraph (e) of this Section, the rescheduled date of such advance (which shall be no sooner than three (3) Business Days after such notice). In the event Administrative Agent shall have funded, pursuant to Section 7.12, the entire advance that was the subject of the delinquency (including the Delinquent Lender's portion), and Borrower shall not have refunded such advance pursuant to paragraph (e) of this Section, the Electing Lender(s) shall remit to Administrative Agent the Delinquent Lender's portion of the advance, or their ratable shares thereof, as the case may be, within three (3) Business Days of the notice provided for in the immediately preceding sentence, and Administrative Agent shall reimburse itself from such funds for making the Delinquent Lender's portion of the advance. Notwithstanding anything to the contrary contained herein, if Administrative Agent advances its own funds in respect of a Delinquent Lender's portion of an advance, Administrative Agent shall be entitled to the interest on the portion of the Principal Amount represented thereby, from the date Administrative Agent makes such advance until the date it is reimbursed therefor.

                  (b) In connection with the adjustment of the amounts of the Individual Loan Commitments of the Delinquent Lender and Electing Lender(s) upon the expiration of the Election Period as aforesaid, Borrower covenants that it shall, promptly following the request of the Electing Lender(s), execute and deliver to each Electing Lender and the Delinquent Lender substitute notes substantially in the form of EXHIBIT D and stating: "This Note is a substitute note as contemplated by
         Section 7.16 of the Loan Agreement; it replaces and is in lieu of that certain note made by Maker dated [date of Note] to the order of [Lender] in the principal sum of [Lender's original Individual Loan Commitment]." Such substitute notes shall be in amounts equal to such Lenders' respective Individual Loan Commitments, as adjusted. All such substitute notes shall constitute "Notes" and the obligations evidenced by such substitute notes shall be secured by the Mortgage. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent evidence, satisfactory to Administrative Agent, of all requisite partnership, corporate or other action to authorize Borrower's execution and delivery of the substitute notes and any related documents. The execution and delivery of substitute notes as required above shall be a condition precedent to any further advances of Loan proceeds. Upon receipt of its substitute note, the Electing Lender and the Delinquent Lender will return to Borrower their notes that were replaced, provided that the delivery of a substitute note to the Delinquent Lender pursuant to this Section
         7.16 shall operate to void and replace the note previously held by the Delinquent Lender regardless of whether the Delinquent Lender returns same as required hereby. Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the adjustment of the amounts of Individual Loan Commitments in accordance with the foregoing provisions of this Section.

                  (c) In the event that no Lender elects to commit to fund the Delinquency Amount within the Election Period as provided in paragraph
         (a) of this Section, Administrative Agent shall, upon the expiration of the Election Period, so notify Borrower and each Lender and the provisions of Section 2.15 shall apply.

                  (d) Subject to a Delinquent Lender's right to cure as provided in Section 7.17, but notwithstanding anything else to the contrary contained in this Agreement, the Delinquent Lender's interest in, and any and all amounts due to a Delinquent Lender under, the Loan Documents (including, without limitation, all principal, interest, fees and expenses) shall be subordinate in lien priority and to the repayment of all amounts (including, without limitation, interest) then or thereafter due or to become due to the Non-Delinquent Lenders under the Loan Documents (including future advances), and the Delinquent Lender thereafter shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents. Further, any Delinquent Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the Non-Delinquent Lenders under, any Loan Document which is made subsequent to the Delinquent Lender's becoming a Delinquent Lender.

                  (e) If, pursuant to the operation of Section 7.12, an advance of Loan proceeds is made without Administrative Agent's receipt of a Delinquent Lender's portion thereof, Borrower shall, upon demand of Administrative Agent, refund the entire such advance to Administrative Agent. Borrower's failure to do so within ten (10) days of such demand shall, notwithstanding anything to the contrary contained herein or in the Mortgage, constitute an Event of Default under the Mortgage. Upon its receipt of such funds from Borrower, Administrative Agent shall promptly remit to each Non-Delinquent Lender its appropriate share thereof.

         Section 7.17. Cure by Delinquent Lender. A Delinquent Lender may cure a delinquency arising out of its failure to fund its required portion of any advance if, within the Election Period, it remits to Administrative Agent its required portion of such advance (together with interest thereon at the Default Rate from the date such advance was to have been made if such advance was made by Administrative Agent and not refunded by Borrower pursuant to paragraph (e) of Section 7.16), in which event Administrative Agent shall so notify Borrower and the Non-Delinquent Lenders (i) of its receipt of such funds and (ii)(A) if the advance that was the subject of the delinquency shall not have been made (or shall have been refunded by Borrower pursuant to paragraph (e) of Section 7.16), of the rescheduled date of the advance (which shall be no sooner then three (3) Business Days after such notice) or (B) if Administrative Agent shall have funded the entire advance that was the subject of the delinquency (including the Delinquent Lender's portion) and Borrower shall not have refunded such advance pursuant to paragraph (e) of Section 7.16, of its intention to reimburse itself from funds received from the Delinquent Lender (which reimbursement is hereby authorized) for funding the Delinquent Lender's required portion of the advance. In the event any Delinquent Lender cures a delinquency prior to the expiration of the Election Period (or thereafter with the consent of all of the Non-Delinquent Lenders), such Delinquent Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the Non-Delinquent Lenders under, any Loan Document which is made subsequent to that Lender's becoming a Delinquent Lender and prior to its curing the delinquency as provided in this Section, provided that such amendment or waiver of action was taken in accordance with the provisions of this Agreement. A Delinquent Lender shall have absolutely no right to cure any delinquency after the expiration of the Election Period unless all Non-Delinquent Lenders in their sole discretion elect to permit such cure.

         Section 7.18. Delinquent Lender Not Excused. Nothing contained in Sections 7.16 or 7.17 shall release or in any way limit a Delinquent Lender's obligations as a Lender hereunder and/or under any other of the Loan Documents. Further, a Delinquent Lender shall indemnify and hold harmless Administrative Agent, each of the Non-Delinquent Lenders and Borrower from any claim, loss, or costs incurred by any of them as a result of a Delinquent Lender's failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys' fees) incurred by Administrative Agent and any Lender as a result of and/or in connection with (i) a Non-Delinquent Lender's acting as an Electing Lender, (ii) any enforcement action brought by Administrative Agent against a Delinquent Lender, and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

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
         Section 7.19. Notices Regarding Delinquent Lender. Notices by Administrative Agent or Lenders pursuant to Sections 7.16 or 7.17 may be by telephone (to be promptly confirmed in writing).

         Section 7.20. Replacement Lender. In the event any Lender becomes a Delinquent Lender and none of the other Lenders elects to be an Electing Lender pursuant to Section 7.16, Borrower shall have the right, provided there exists no Default or Event of Default, to cause another financial institution, reasonably acceptable to (x) the Required Lenders if such institution is not an Eligible Assignee or (y) Administrative Agent if such institution is an Eligible Assignee, to assume the Delinquent Lender's obligations with respect to the Delinquency Amount on the then-existing terms and conditions of the Loan Documents (such replacement institution, a "Replacement Lender"). Such assumption shall be pursuant to a written instrument reasonably satisfactory to Administrative Agent. Upon such assumption, the Replacement Lender shall become a "Lender" for all purposes hereunder, with an Individual Loan Commitment in an amount equal to the Delinquency Amount, and the Delinquent Lender's Individual Loan Commitment shall automatically be reduced by the Delinquency Amount. In connection with the foregoing, Borrower shall execute and deliver to the Replacement Lender and the Delinquent Lender substitute notes substantially in the form of EXHIBIT D and stating: "This Note is a substitute note as contemplated by Section 7.20 of the Loan Agreement; it replaces and is in lieu of that certain note made by Maker dated [date of Note] to the order of [Delinquent Lender] in the principal sum of [Delinquent Lender's original Individual Loan Commitment]." Such substitute notes shall be in amounts equal to, in the case of the Replacement Lender's note, the Delinquency Amount and, in the case of the Delinquent Lender's note, its Individual Loan Commitment, as reduced as aforesaid. Such substitute notes shall constitute "Notes" and the obligations evidenced by such substitute notes shall be secured by the Mortgage. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent evidence, satisfactory to Administrative Agent, of all requisite partnership/corporate action to authorize Borrower's execution and delivery of the substitute notes and any related documents. Upon delivery of the foregoing substitute note(s), each Delinquent Lender shall return to Borrower its note which was replaced, provided that the delivery of a substitute note to the Delinquent Lender pursuant to this Section
7.20 shall operate to void and replace the note previously held by the Delinquent Lender regardless of whether Delinquent Lender returns same as required hereby.

         Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the substitution of Lenders in accordance with the foregoing provisions of this Section.

         Lenders shall reasonably cooperate with Borrower's attempts to obtain a Replacement Lender, but they shall not be obligated to modify the Loan Documents in connection therewith, other than modifications pursuant to the immediately preceding paragraph or modifications which are favorable to Lenders.

                                  ARTICLE VIII

                        GENERAL CONDITIONS AND PROVISIONS

         Section 8.01. Disbursement Not Waiver. The disbursement by Lenders of the Loan made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Lenders, shall not constitute a waiver by Lenders of the requirement that all conditions, including the non-performed conditions, shall be satisfied.

         Section 8.02. No Third-Party Beneficiaries. This Agreement is solely for the benefit of Administrative Agent, Lenders and Borrower. All conditions of the obligations of Lenders hereunder are imposed solely and exclusively for the benefit of Lenders and may be freely waived or modified in whole or in part by Lenders at any time if in their sole discretion it deems it advisable to do so, and no person other than Borrower (provided, however, that all conditions have been satisfied) shall have standing to require Lenders to disburse the Loan or to be a beneficiary of this Agreement.

         Section 8.03. Documentation Etc. Satisfactory. All documentation and proceedings deemed by Administrative Agent or Administrative Agent's Counsel to be necessary or required in connection herewith and the documents relating hereto shall be subject to the prior approval of, and satisfactory to, both of them as to form and substance. In addition, the Persons responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to, and subject to the approval of, Administrative Agent and Administrative Agent's Counsel. Administrative Agent or Administrative Agent's Counsel shall receive copies, certified if requested by either of them, of all documents which they may require in connection with the transactions contemplated hereby.

         Section 8.04. Lender's Determination Conclusive. Administrative Agent shall, at all times, be free to independently establish to its satisfaction and in its absolute discretion the existence or nonexistence of any fact or facts the existence or nonexistence of which is a condition hereof.

         Section 8.05. Notices. Except as expressly provided otherwise, all notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, addressed to a party at its address on the signature page hereof or of the applicable Assignment and Assumption Agreement, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

         Section 8.06. Amendments and Waivers. No amendment or material waiver of any provision of this Agreement or any other Loan Document, nor consent to any material departure by Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom such amendment, waiver or consent is sought to be enforced (it being understood, however, that the signatures of the Required Lenders and, solely for purposes of its acknowledgement thereof, Administrative Agent, shall be sufficient to bind Lenders to any such amendment, waiver or consent), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (i) reduce the principal of, or interest on, the Notes or any fees due hereunder or any other amount due hereunder or under any other Loan Document; (ii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees due hereunder or under any other Loan Document; (iii) change the definition of Required Lenders; (iv) release any material portion of the Mortgaged Property or other collateral for the Loan other than in accordance with the Loan Documents; (v) amend this Section or any other provision requiring the consent of all Lenders; (vi) release, in whole or in part, any Guarantor other than in accordance with the Loan Documents; or
(vii) increase the Loan Amount. Without limiting the foregoing, acceptance by Administrative Agent or Lenders of any sum required to be paid pursuant hereto or any other Loan Document, after its due date, or in an amount less than the sum then due, shall not constitute a waiver by Administrative Agent or Lenders of their right to require prompt payment when due of all other such sums or to declare a default or to exercise such other rights provided herein or in the other Loan Documents for such late or reduced payment.

         All communications from Administrative Agent to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by or include a description or copy of the matter or thing as to which such determination, approval, consent or disapproval is requested and (iii) shall include Administrative Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten
(10) Business Days (or five (5) Business Days with respect to any decision to accelerate or stop acceleration of the Loan) after receipt of the request therefor by Administrative Agent (the "Lender Reply Period"). Unless a Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved or consented to such recommendation or determination.

         Section 8.07. Assignment; Participation. Any Non-Delinquent Lender may at any time grant to one or more banks or other institutions not affiliated with Borrower or Guarantor (each a "Participant") participating interests in its Pro Rata Share of the Loan (the "Participations"). In the event of any such grant by a Lender of a Participation to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder. Any agreement pursuant to which any Lender may grant a Participation shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder and under any other Loan Document, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver described in clauses (i) through (vii) of
Section 8.06 without the consent of the Participant.

         Upon request by Borrower, each Lender agrees to provide Borrower with notice of all Participations sold by such Lender. Borrower agrees to provide all assistance reasonably requested by a Lender to enable such Lender to sell Participations as aforesaid, or make assignments of its interest in the Loan as hereinafter provided in this Section.

         A Lender may at any time assign to any Eligible Assignee not affiliated with Borrower or Guarantor with the consent of Administrative Agent, which consents shall not be unreasonably withheld or delayed (such assignee, a "Consented Assignee"), or to one or more banks or other institutions which are majority owned subsidiaries of a Lender or of the parent of a Lender (each Consented Assignee or subsidiary bank or institution, an "Assignee") all or a proportionate part of all of its rights and obligations under this Agreement and its Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the assigning Lender, provided that, after giving effect to such assignment, in each case, the Assignee's portion of the Loan and, in the case of a partial assignment of a Lender's interest, the assigning Lender's portion of the Loan will each be equal to or greater than $5,000,000. Upon (i) execution and delivery of such instrument, (ii) payment by such Assignee to the assigning Lender of an amount equal to the purchase price agreed between such Lender and such Assignee and
(iii) payment by such Assignee to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, such Assignee shall be a party to this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, substitute notes, in the form of EXHIBIT D, shall be issued to the assigning Lender (in the case of a partial assignment) and Assignee by Borrower, in exchange for the return of the assigning Lender's original Note. All such substitute notes shall constitute "Notes" and the obligations evidenced by such substitute notes shall constitute obligations secured by the Mortgage. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the substitute notes and any related documents as Administrative Agent may reasonably request. If the Assignee is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 7.13.

         Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with assignments in accordance with the foregoing provisions of this Section.

         Any Lender may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

         Borrower recognizes that in connection with a Lender's selling of Participations or making of assignments, any or all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loan may be exhibited to and retained by any such Participant or Assignee or prospective Participant or Assignee.

         Section 8.08. Setoff. In addition to (and without limitation of) any right of setoff, bankers' lien or counterclaim Administrative Agent or any Lender may otherwise have, Administrative Agent and each Lender shall be entitled, but only with the prior consent of Administrative Agent, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Borrower at any of Administrative Agent's or such Lender's offices against any amount payable by Borrower to Administrative Agent or such Lender hereunder or under any other Loan Document which is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and (in the case of a Lender) Administrative Agent thereof; provided, however, that Administrative Agent's or such Lender's failure to give such notice shall not affect the validity thereof. Payments by Borrower hereunder or under the other Loan Documents shall be made without setoff or counterclaim.

         Section 8.09. Successors and Assigns. Except as herein provided, this Agreement shall be binding upon and inure to the benefit of Borrower, Administrative Agent and Lenders and their respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, Borrower, without the prior written consent of Lender in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof and the right to receive the proceeds of the Loan.

         Section 8.10. Severability. The provisions hereof are intended to be severable. Any provisions hereof, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction.

         Section 8.11. Non-Waiver; Remedies Cumulative. No failure or delay on Lender's part in exercising any right, remedy, power or privilege (hereinafter in this Section, each a "Remedy") hereunder or under any of the other Loan Documents shall operate as a waiver of any such Remedy or shall be deemed to constitute Administrative Agent's or any Lender's acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Administrative Agent or any Lender of any Remedy hereunder or under any of the other Loan Documents on any one occasion shall not be construed as a bar to any other or future exercise thereof or of any other Remedy. The Remedies provided in said documents are cumulative, may be exercised singly or concurrently and are not exclusive of any Remedies provided therein or by Law.

         Section 8.12. Certain Waivers. Borrower hereby irrevocably and unconditionally waives (i) promptness and diligence, (ii) notice of any actions taken by Administrative Agent or any Lender hereunder or under any other Loan Document or any other agreement or instrument relating hereto or thereto except to the extent otherwise provided herein, (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of Borrower's obligations hereunder and under the other Loan Documents, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving Borrower of any of its obligations hereunder or under the other Loan Documents, (iv) any requirement that Administrative Agent or any Lender protect, secure, perfect or insure any lien on any collateral for the Loan or exhaust any right or take any action against Borrower, Guarantor or any other Person or against any collateral for the Loan, (v) any right or claim of right to cause a marshalling of Borrower's assets and (vi) all rights of subrogation or contribution, whether arising by contract or operation of law or otherwise by reason of payment by Borrower pursuant hereto or to any other Loan Document. BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOAN, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (W) INJUNCTIVE RELIEF, (X) A TRIAL BY JURY,
(Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.

         Section 8.13. Expenses; Indemnification. The Loan shall be made without cost to Lender. Borrower covenants and agrees to pay all costs, expenses and charges (including, without limitation, all fees and charges of engineers, appraisers, the Engineering Consultant and Administrative Agent's Counsel) incurred by Administrative Agent or any Lender in connection with (i) the preparation for and consummation of the transactions contemplated hereby or for the performance hereof and of the other Loan Documents, and for any services which may be required in addition to those normally and reasonably contemplated hereby and (ii) the enforcement hereof or of any or all of the other Loan Documents; provided, however, that Borrower shall not be responsible for (1) the fees and expenses of legal counsel for Lenders other than Fleet incurred in connection with said counsel's review of this Agreement and the other Loan Documents prior to execution and (2) costs, expenses and charges incurred by

Administrative Agent and Lenders in connection with the administration or syndication of the Loan. If Borrower fails to pay promptly any costs, charges or expense required to be paid by it as aforesaid, and Administrative Agent or any Lender pays such costs, charges or expenses, Borrower shall reimburse Administrative Agent or such Lender, as appropriate, on demand for the amounts so paid, together with interest thereon at the Default Rate. Borrower further agrees to indemnify Administrative Agent and each Lender and their respective directors, officers, employees and agents from, and hold each of them harmless against, (x) any and all losses arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loan, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings and (y) any and all claims, actions, suits, proceedings, costs, expenses, losses, damages and liabilities of any kind, including in tort, penalties and interest, arising out or by reason of any matter relating, directly or indirectly, to the Mortgage or the ownership, condition, development, construction, sale, rental or financing of the Property or Improvements or any part thereof (but excluding any such losses, liabilities, claims, damages or expenses incurred solely by reason of the gross negligence or willful misconduct of the party to be indemnified). The obligations of Borrower under this Section and under Sections 3.01, 3.03 and 6.08 shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Loan.

         Section 8.14. Gross-Up For Taxes. All payments made by Borrower under the Note and other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise or other taxes (imposed in lieu of income taxes) imposed on Lender as a result of a present or former connection between Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") is required to be withheld from any amounts payable to Lender under the Note or other Loan Documents, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable with respect to the Loan at the rates or in the amounts specified in the Note or other Loan Documents. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Note and all other amounts payable in respect of the Loan.

         Section 8.15. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

         Section 8.16. Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law). Borrower, Administrative Agent and each Lender hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York (or any county in New York State where any portion of the Property is located) over any suit, action or proceeding arising out of or relating to this Agreement, and Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in The City of New York (or such other county in New York State) may be made by certified or registered mail, return receipt requested, directed to Borrower at the address indicated on the cover page hereof, and service so made shall be complete five (5) days after the same shall have been so mailed.

         Section 8.17. Integration. The Loan Documents constitute the entire agreement among Administrative Agent, Borrower and Lenders relating to the transactions contemplated thereby (except with respect to agreements among Lenders or with Administrative Agent relating solely to compensation, consideration and the syndication of the Loan) and supersede any prior oral or written statements or agreements with respect to such transactions.

         Section 8.18. Releases. Provided no Default or Event of Default exists, Borrower shall have the right to obtain the release of any of the Properties from the Mortgage encumbering the same, at Borrower's expense, so long as (i) Borrower pays to Administrative Agent for the account of Lenders an amount equal to the lesser of (x) the greater of (A) the Release Price for the Property that is the subject of such release and (B) the amount necessary to reduce the Loan to an amount which satisfies the DSC Test on the basis of Net Operating Income from the parcels not being released or (y) the then outstanding principal amount of the Loan, which amount shall be applied to the reduction of outstanding principal under the Loan, (ii) Administrative Agent receives such reasonable documentation as Administrative Agent shall request confirming that the amount of any Additional Interest secured by the Mortgage encumbering the Property which is being released shall be secured by the credit of Guarantor, and (iii) Administrative Agent receives such other documents, opinions and assurances as Administrative Agent may reasonably request. Upon any such release of a Property, such Property shall no longer constitute a "Property" hereunder and the Total Loan Commitment shall be reduced by the amount of the Release Price for such Property.

         Section 8.19. Exculpation. Neither Borrower nor any Guarantor shall be personally liable for payment of the principal of the Note or interest thereon, and in the event of any failure by Borrower to pay any portion of such principal or interest, Lenders will look, with respect to the then outstanding balance of such principal and interest, solely to the Mortgaged Property and such other collateral as has been, or hereafter shall be, given to secure payment of the Note. The foregoing limitation on liability shall not impair or otherwise affect the validity or enforceability of (a) the debt evidenced by the Note or the Loan Agreement or of any other obligations evidenced by the Note, the Loan Agreement, the Mortgage or any of the Loan Documents or (b) Lenders' liens, security interests, rights and remedies (including, without limitation, the remedies of foreclosure and/or sale) with respect to the Mortgaged Property or any other property, security, collateral and/or assets (including the proceeds thereof) encumbered, pledged or assigned by the Mortgages or any other security for the Loan. In addition, the foregoing limitation on liability shall not limit anyone's obligations or be applicable with respect to: (i) liability under any guaranty(ies) or indemnity(ies) delivered or afforded to Lenders; (ii) any fraud or material misrepresentation; (iii) taxes of any kind (whether characterized as transfer, gains or other taxes) payable in connection with the foreclosure sale of the Mortgaged Property, irrespective of who pays such taxes; (iv) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents; (v) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents; (vi) the misapplication of any security deposits; (vii) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Mortgaged Property or paid to Lenders or a duly appointed receiver of the Mortgaged Property; (viii) any failure to deliver to Lenders, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Mortgaged Property; (ix) any intentional physical waste in respect of the Mortgaged Property; (x) any failure to pay or discharge any real estate tax, other tax, assessment, fine, penalty or lien against the Mortgaged Property to the extent revenue from leases of the Mortgaged Property was available to pay same; (xi) liability as landlord under any lease(s) relating to the Mortgaged Property which liability accrued prior to Lenders' succeeding to such interest of Borrower, which Lenders are or become obligated for by virtue of Lenders succeeding to the interests of Borrower, provided, however, that such liability shall only apply with respect to any liability of Borrower under such leases which Lenders assumes pursuant to subordination, non-disturbance and attornment agreements required pursuant to the terms of such leases; (xii) liability under any agreement relating to the operation or maintenance of the Mortgaged Property which liability accrued prior to Lenders' succeeding to such interest of Borrower which Lenders are or become obligated for by virtue of Lenders succeeding to the interests of Borrower, provided, however, that such liability shall only apply with respect to agreements which are not terminable by their terms upon thirty (30) days' written notice; (xiii) liability to pay for the premiums on and keep in full force and effect insurance in respect of the Mortgaged Property in accordance with the Loan Documents to the extent revenue from leases of the Mortgaged Property was available to pay same; or (xiv) liability for Hazardous Substances that may exist upon or be discharged from the Mortgaged Property. Borrower and any Guarantor shall in any event be and shall remain personally liable for each of the matters to which reference is made in the preceding sentence and Lenders may seek, obtain and enforce one or more money judgments in any appropriate proceeding(s) with respect thereto. The limitation on personal liability contained in this paragraph shall become automatically null and void and shall be of no further force or effect, and Borrower and each Guarantor shall be and remain personally liable for payment of the principal of the Note and interest thereon, in accordance with the terms and provisions of this Loan Agreement, in the event that Borrower, or anyone acting on behalf of Borrower, shall (A) file a petition or answer seeking any relief of any kind under the bankruptcy laws of the United States (or if an Insolvency Event shall otherwise occur), (B) assert in writing or in any legal proceedings of any kind that any provisions of any of the Loan Documents are in whole or in part unenforceable, invalid or not legally binding, or (C) fail fully to cooperate with Lenders or a receiver in Lenders' or such receiver's efforts to collect Rents directly from tenants after a default under the Loan Documents.

         Section 8.20. Letters of Credit.

         (a) Borrower, with the consent of Administrative Agent, may request, in lieu of advances of proceeds of the Loan, that Administrative Agent issue unconditional, irrevocable standby letters of credit (each, a "Letter of Credit") for the account of Borrower. Promptly upon Borrower's request for, and then upon issuance of, a Letter of Credit, Administrative Agent shall notify each Lender.

         (b) The amount of any Letter of Credit shall be limited to the amount of proceeds of the Loan available to be advanced hereunder, it being understood that the amount of each Letter of Credit issued and outstanding shall effect a reduction, by an equal amount, of proceeds available to Borrower under the Loan. Administrative Agent's issuance of each Letter of Credit shall be subject to Borrower having satisfied all conditions precedent to its entitlement to an advance of Loan proceeds. Each Letter of Credit shall expire no later than one
(1) month prior to the Maturity Date. If the Letter of Credit is returned undrawn upon or expires without being drawn upon, then the amount of Loan proceeds allocated to the Letter of Credit shall again become available to be advanced with the terms hereof.

         (c) In connection with, and as a further condition to the issuance of, each Letter of Credit, Borrower shall execute and deliver to Administrative Agent an application for the Letter of Credit on Administrative Agent's standard form therefor, together with such other documents, opinions and assurances as Administrative Agent shall reasonably require, and shall pay such fees as Administrative Agent shall require.

         (d) The parties hereto acknowledge and agree that, immediately upon notice from Administrative Agent of any drawing under a Letter of Credit, each Lender shall, notwithstanding the existence of a Default or Event of Default or the non-satisfaction of any conditions precedent to the making of an advance of the Loan, advance proceeds of the Loan, in an amount equal to its ratable share (based upon the undisbursed amounts of the Lenders' respective Individual Loan Commitments) of such drawing, which advance shall be made to Administrative Agent to reimburse Administrative Agent, for its own account, for such drawing. Borrower hereby irrevocably authorizes Lenders to make such advances. Each Lender further acknowledges that its obligation to fund its share of drawings under Letters of Credit as aforesaid shall survive the Lenders' termination of this Agreement or enforcement of remedies hereunder or under the other Loan Documents. In the event that any advance cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under any applicable bankruptcy or insolvency Law with respect to Borrower), then each Lender shall purchase (on or as of the date such advance would otherwise have been made) from Administrative Agent a participation interest in any unreimbursed drawing in an amount equal to its Pro Rata Share of such unreimbursed drawing.

         (e) Borrower agrees, upon the occurrence of an Event of Default and at the written request of Administrative Agent, (i) to deposit with Administrative Agent cash collateral in the amount of all the outstanding Letters of Credit, which cash collateral shall be held by Administrative Agent as security for Borrower's obligations in connection with the Letters of Credit and (ii) to execute and deliver to Administrative Agent such documents as Administrative Agent reasonably requests to confirm and perfect the assignment of such cash collateral to Administrative Agent.

         (f) In connection with each Letter of Credit, Borrower hereby covenants to pay to Administrative Agent the following fees, payable quarterly in arrears (on the first Business Day of each calendar quarter following the issuance of the Letter of Credit): (1) a fee (the "Lenders L/C Fee") for the account of Lenders, computed daily on the amount of the Letter of Credit issued and outstanding at a per annum rate equal to 0.75% and (2) a fee (the "Fronting Fee") for Administrative Agent's own account, computed daily on the amount of the Letter of Credit issued and outstanding at a rate per annum equal to 0.15%. It is understood and agreed that the last installment of the foregoing fees provided for in this paragraph (f) with respect to any particular Letter of Credit shall be due and payable on the first day of the calendar quarter following the return, undrawn, or cancellation, of such Letter of Credit. In addition, Borrower shall pay to Administrative Agent, Administrative Agent's customary administrative fees in connection with the issuance, extension, amendment and drawing of all Letters of Credit.

         Section 8.21. Concerning Irrevocable Authorizations. Any and all advances made at any time by Lenders pursuant to the irrevocable authorizations granted by Section 8.20 shall require no further direction, authorization or request for disbursement from Borrower and may be made whether or not there exists a Default or Event of Default. Any and all such disbursements shall be added to the outstanding principal balance evidenced by the Notes and shall be secured by the Mortgage.

         Section 8.22. Usury. Anything herein to the contrary notwithstanding, the obligations of Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Law applicable to a Lender limiting rates of interest which may be charged or collected by such Lender.

         Section 8.23. Documentation Satisfactory. All documentation required from or to be submitted on behalf of Borrower in connection with this Agreement and the documents relating hereto shall be subject to the prior approval of, and be satisfactory in form and substance to, Administrative Agent, its counsel and, where specifically provided herein, Lenders. In addition, the persons or parties responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to, and subject to the approval of, Administrative Agent and its counsel.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written, the execution hereof by Borrower constituting a certification by the party or parties executing on its behalf that the representations and warranties made in Article IV are true and correct as of the date hereof and that each of them duly holds and is incumbent in the position indicated under his or her name.

                             FLEET NATIONAL BANK, a Bank of America
                             company (as Lender and Administrative Agent)


                             By
                               -------------------------------------------------
                               Denise M. Smyth
                               Vice President

                             Address for notices and Applicable Lending Office:

                             Fleet National Bank, a Bank of America company 1185 Avenue of the Americas, 16th Floor
                             New York, New York 10036
                             Attention: Ms. Denise M. Smyth
                             Telephone: 212/819-6144
                             Telefax: 212/819-6294


                             THE BANK OF CHINA, NEW YORK BRANCH (as Lender)


                             By
                               -------------------------------------------------
                               Name:
                               Title:

                             Address for notices and Applicable Lending Office:

                             The Bank of China, New York Branch
                             410 Madison Avenue
                             New York, New York 10017
                             Attention: Mr. Ted Louie
                             Telephone: 212/935-3101 x353
                             Telefax: 212/658-0919

                             RD ABSECON ASSOCIATES, L.P., a Delaware
                             limited partnership

                             By: RD Absecon, Inc., a Delaware corporation, its general partner


                                  By
                                    --------------------------------------------
                                    Name:
                                    Title:


                             RD BLOOMFIELD ASSOCIATES, LIMITED
                             PARTNERSHIP, a Delaware limited partnership

                             By: Acadia Property Holdings, LLC, its general partner

                                  By:  Acadia Realty Limited Partnership,
                                       its sole member

                                       By:  Acadia Realty Trust, its
                                            general partner


                                            By
                                              ---------------------------------
                                              Robert Masters
                                              Senior Vice President

                             RD HOBSON ASSOCIATES, L.P., a Delaware
                             limited partnership

                             By: Acadia Property Holdings, LLC, its general partner

                                  By:  Acadia Realty Limited Partnership,
                                       its sole member

                                       By:  Acadia Realty Trust, its
                                            general partner


                                            By
                                              ---------------------------------
                                              Robert Masters
                                              Senior Vice President

                             RD VILLAGE ASSOCIATES LIMITED
                             PARTNERSHIP, a Delaware limited partnership

                             By: Acadia Property Holdings, LLC, its general partner

                                  By:  Acadia Realty Limited Partnership,
                                       its sole member

                                       By:  Acadia Realty Trust, its
                                            general partner


                                            By
                                              ---------------------------------
                                              Robert Masters
                                              Senior Vice President

                             RD WOONSOCKET ASSOCIATES LIMITED
                             PARTNERSHIP, a Delaware limited partnership

                             By: Acadia Property Holdings, LLC, its general partner

                                  By:  Acadia Realty Limited Partnership,
                                       its sole member

                                       By:  Acadia Realty Trust, its
                                            general partner


                                            By
                                              ---------------------------------
                                              Robert Masters
                                              Senior Vice President

                             Address for notices for all Borrowers:

                             c/o Acadia Realty Trust
                             1311 Mamaroneck Avenue, Suite 260
                             White Plains, New York 10605
                             Attention: Mr. Robert Masters




                  The undersigned joins in the execution and authorizes the delivery of this Loan Agreement for the purpose of accepting and agreeing to the provisions of Section 5.20, Section 6.06, Section 6.11 and Section 8.19 hereof.

                             ACADIA REALTY LIMITED PARTNERSHIP

                             By: Acadia Realty Trust, a Maryland real estate investment trust, its general partner


                                  By
                                    --------------------------------------------
                                    Robert Masters
                                    Senior Vice President

                                    EXHIBIT A

                       Assignment and Assumption Agreement


         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ____________, 200__, among [NAME OF ASSIGNING BANK] ("Assignor") and [NAME OF ASSIGNEE] ("Assignee").

                              Preliminary Statement

         1. This Assignment and Assumption Agreement (this "Agreement") relates to the Revolving Loan Agreement (as the same may be amended from time to time, the "Loan Agreement") dated ____________, 200__ among _________________________
("Borrower"), the lender(s) party thereto (each a "Lender" and, collectively, "Lenders") and _________________________, as administrative agent ("Administrative Agent"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

         2. Subject to the terms and conditions set forth in the Loan Agreement, Assignor has made an Individual Loan Commitment to Borrower in an aggregate principal amount of $____________ ("Assignor's Loan Commitment").

         3. The aggregate outstanding principal amount under Assignor's Loan Commitment at the commencement of business on the date hereof is $____________.

         4. Assignor desires to assign to Assignee all of the rights of Assignor under the Loan Agreement in respect of a portion of Assignor's Loan Commitment and the loan made pursuant thereto, such portion being in an amount equal to $____________ (the "Assigned Loan and Commitment"), of which $____________ is currently outstanding and $____________ is still to be disbursed to Borrower pursuant to the Loan Agreement; and Assignee desires to accept assignment of such rights and assume the corresponding obligations from Assignor on such terms.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Assignment. Assignor hereby assigns and sells to Assignee all of the rights of Assignor under the Loan Agreement in and to the Assigned Loan and Commitment, and Assignee hereby accepts such assignment from Assignor and assumes all of the obligations of Assignor under the Loan Agreement with respect to the Assigned Loan and Commitment, including, without limitation, Assignor's obligations with respect to the undisbursed portion, if any, thereof. Upon the execution and delivery hereof by Assignor, Assignee, Administrative Agent and the payment of the amount specified in Section 2 hereof required to be paid on the date hereof, (1) Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and obligations of a Lender under the Loan Agreement with an Individual Loan Commitment in an amount equal to the Assigned Loan and Commitment, and (2) the Individual Loan Commitment of Assignor shall, as of the commencement of business on the date hereof, be reduced correspondingly and Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee. Assignor represents and warrants that it (x) owns the Assigned Loan and Commitment free and clear of all liens and other encumbrances and (y) is legally authorized to enter into and perform this Agreement. Except as provided in the immediately preceding sentence, the assignment provided for herein shall be without representation or warranty by, or recourse to, Assignor.

         SECTION 2. Payments. As consideration for the assignment and sale contemplated in Section 1 hereof, Assignee shall pay to Assignor on the date hereof, in immediately available funds, an amount equal to the outstanding principal amount under the Assigned Loan and Commitment recited in paragraph 4 of the Preliminary Statement above. Each of Assignor and Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 3. Consent; Execution and Delivery of Note. This Agreement is conditioned upon the consent of Administrative Agent. The execution of this Agreement and Administrative Agent is evidence of this consent; [CONSENTS NOT REQUIRED FOR CERTAIN ASSIGNMENTS TO ENTITIES RELATED TO A LENDER.] Pursuant to
Section 8.07 of the Loan Agreement, Borrower has agreed to execute and deliver Notes payable to the respective orders of Assignee and Assignor to evidence the assignment and assumption provided for herein. Assignee has designated as its Applicable Lending Office, and as its address for notices, the office identified as such below.

         SECTION 4. Non-Reliance on Assignor. Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of Borrower or any other party to any Loan Document, or the validity and enforceability of the obligations of Borrower or any other party to a Loan Document in respect of the Loan Agreement or any other Loan Document. Assignee acknowledges that it has, independently and without reliance on Assignor, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loan, credit analysis of Borrower and Guarantor and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the collateral for the Loan and of the business, affairs and financial condition of Borrower and the other parties to the Loan Documents.

         SECTION 5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law).

         SECTION 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 7. Certain Representations and Agreements by Assignee. Assignee represents that it is legally authorized to enter into and perform this Agreement. In addition, Assignee hereby represents that it is entitled to receive any payments to be made to it under the Loan Agreement or hereunder without the withholding of any tax and agrees to furnish the evidence of such exemption as specified therein and otherwise to comply with the provisions of
Section 7.13 of the Loan Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              [NAME OF ASSIGNOR]


                              By
                                ------------------------------------------------
                                Name:
                                Title:


                              [NAME OF ASSIGNEE]


                              By
                                ------------------------------------------------
                                Name:
                                Title:

                              Assignee's Applicable Lending Office and Address for Notices:

                              [Assignee]
                              [Address]
                              Attention:   _______________
                              Telephone:   (___) ________


                              [NAME OF ADMINISTRATIVE AGENT]


                              By
                                ------------------------------------------------
                                Name:
                                Title:


                              [NAME OF BORROWER]


                              By
                                ------------------------------------------------
                                Name:
                                Title:

                                    EXHIBIT B

                          Notice-of-Assignment of Lease
                           (On Letterhead of Borrower)



                                                     __________, 200_


[Name and Address of Tenant]

                  Re:      Lease Dated:
                           Lender:
                           Address of Lender:
                           Mortgage Dated:

Dear Sir/Madam:

         The undersigned has assigned by a mortgage or deed of trust (the "Mortgage") dated as shown above to the Lender identified above (hereinafter "Lender") all its estate, right, title and interest in, to and under the Lease between you and the undersigned dated as set forth above, as said Lease may have been heretofore modified or amended (the "Lease"), together with all right, title and interest of the undersigned as lessor thereunder, including, without limitation, the right upon the occurrence of an Event of Default (as defined in the Mortgage) to collect and receive all earnings, revenues, rents, issues, profits and income of the property subject to the Mortgage.

         [CERTAIN PROVISIONS OF THE MORTGAGE, THE TEXT OF WHICH ARE ATTACHED HERETO, RESTRICT SOME OF THE UNDERSIGNED'S RIGHTS UNDER THE LEASE. HOWEVER, S][S]aid assignment does not impair or diminish any of our obligations to you under the provisions of the Lease, nor are any such obligations imposed upon Lender, its successors or assigns.

         Pursuant to said assignment you are hereby notified that in the event of a demand on you by Lender or its successors and assigns for the payment to it of the rents due under the Lease, you may, and are hereby authorized and directed to, pay said rent to Lender and we hereby agree that the receipt by you of such a demand shall be conclusive evidence of Lender's right to the receipt thereof and that the payment of the rents by you to Lender pursuant to such demand shall constitute performance in full of your obligation under the Lease for the payment of rent to the undersigned.

-----------------------

NOTE:   To be sent in accordance with notice requirements of the Lease.

*       To be used if property located in New York

         Kindly indicate your receipt of this letter and your agreement to the effect set forth below by signing the enclosed copy thereof and mailing it to Lender at its address identified above to the attention of its Real Estate Finance Office.

                                       [BORROWER]


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


         The undersigned acknowledges receipt of the original of this letter and agrees for the benefit of Lender that it shall notify Lender of any default on the part of the landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provision of the Lease, no notice of cancellation thereof, nor of any abatement, shall be effective unless Lender has received the notice aforesaid and has failed within 30 days of the date thereof to cure, or if the default cannot be cured within 30 days has failed to commence and to diligently prosecute the cure, of landlord's default which gave rise to the right to cancel or abate.

                                       [NAME OF TENANT]


                                       By
                                         ---------------------------------------
                                         -----------------------------,
                                         its authorized officer

                                    EXHIBIT C

Required Contents of Borrower's Counsel Opinion

         (1) If Borrower, the mortgagor or grantor under the Mortgage (if different from Borrower), Guarantor or any general partner or member of any of them is a corporation, partnership, venture, limited liability company or trust, each such entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, is qualified to do business (or such opinion shall specifically state that such qualification is not required) and is in good standing in the jurisdiction in which the Property is located, and has full power and authority to consummate the transactions contemplated by the Loan Documents and to execute, deliver and perform all Loan Documents to which it is a party.

         (2) There are no actions, suits or proceedings pending or threatened against or affecting Borrower, Guarantor, the Mortgaged Property, the validity or enforceability of the Mortgage or the priority of the lien thereof at law, in equity or before or by any Governmental Authorities except actions, suits or proceedings which have been disclosed to Lender in writing and which are fully covered by insurance or would, if adversely determined, not substantially impair the ability of Borrower or Guarantor to pay when due any amounts which may become payable under the Note or Guaranty or to otherwise pay and perform their respective obligations in connection with the Loan; neither Borrower nor Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or Governmental Authorities.

         (3) The consummation of the transactions contemplated by and the performance of the Loan Documents have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Borrower or Guarantor is a party or by which either of them may be bound or affected.

         (4) There exist no violations of any laws, statutes, ordinances, rules, orders, regulations or requirements of any Governmental Authorities with respect to the Improvements and that the use thereof complies with all applicable zoning and other laws, etc. and with all restrictions, covenants, leases and easements affecting the Mortgaged Property.

         (5) The Property is not part of a larger tract of land owned by Borrower, its affiliates or Guarantor, or otherwise considered as part of one zoning or tax lot, or, if they are, that any authorization or variance required for the subdivision of such larger tract which a sale of the Property would entail has been obtained from all appropriate Governmental Authorities so that the Property and Improvements constitute one zoning or tax lot (including parking and utility facilities and street access, if relevant) capable of being conveyed as such.

Required Contents of Borrower's Local Counsel Opinion (and, if required by Lender, of a local counsel selected by Lender or its counsel)

         (1) The Loan Documents have each been duly authorized, executed and delivered by the parties thereto (other than Lender) and, under the laws of the jurisdiction in which the Property is located (were such laws to apply), are valid and binding instruments enforceable against such parties in accordance with their respective terms, subject, however, to the qualifications that (a) some of the rights and remedies set forth in the Note and Mortgage may be limited by bankruptcy, insolvency, reorganization and other laws of general application to the enforcement of creditors' rights and (b) certain remedies and waivers contained in the Mortgage may be limited by applicable laws of said jurisdiction, none of which qualifications will materially interfere with the practical realization of the benefits and security provided by said documents except for the economic consequences of any procedural delay which may result therefrom.

         (2) Considering the significant relationship that the State of New York has to the Loan, the courts of the jurisdiction in which the Property is located will, in all likelihood, honor any designations by the parties of New York as the governing law contained in the Loan Documents.

         (3) The Mortgage will create the lien it purports to create on the property covered by the Mortgage and will effectively assign the leases purported to be assigned thereby if the Mortgage and any necessary UCC-1 financing statements are recorded or filed, as the case may be, and specifying local law requirements as to (1) the manner in which, and offices where, such recording and filing must be made and (2) the re-recording of the Mortgage and refiling of the financing statements, all in order to establish, preserve and protect such lien and assignment and Lender's interest in the property covered by the Mortgage.

         (4) In the event of a foreclosure or other method of enforcement of the remedies provided for in the Mortgage, any leases of the Mortgaged Property will, at the option of the holder of the Mortgage, remain in full force and effect between the lessees thereunder and such holder or any purchaser of the Mortgaged Property pursuant to such remedial action. The opinion shall state whether the foregoing results as a matter of law or by reason of compliance with
Section 1.14(c) of the Mortgage.

         (5) All rights of redemption in respect of the Mortgage will be extinguished upon the consummation of a sale of the Mortgaged Property pursuant to any remedial provisions provided for in the Mortgage, [or if the foregoing is not the case, the opinion shall specify the period of time which must expire following such consummation in order for said rights of redemption to be extinguished under local law, and shall state whether the applicable result obtains as a matter of law or pursuant to any waiver provided for in the Mortgage].

         (6) There are no changes or additions to the Mortgage and other Loan Documents which are required by local law, and none which are customary in local practice and which would not unsubstantially enhance the rights and benefits of Lender thereunder.

         (7) To such other effects as Lender or its counsel may reasonably require.

                                    EXHIBIT D

                                      Note


$____________                                                 New York, New York
                                                             ____________, 200__


         For value received, RD ABSECON ASSOCIATES, L.P., a Delaware limited partnership ("RD Absecon"), RD BLOOMFIELD ASSOCIATES, LIMITED PARTNERSHIP, a Delaware limited partnership ("RD Bloomfield"), RD HOBSON ASSOCIATES, L.P., a Delaware limited partnership ("RD Hobson"), RD VILLAGE ASSOCIATES LIMITED PARTNERSHIP ("RD Village"), a Delaware limited partnership and RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("RD Woonsocket"; RD Absecon, RD Bloomfield, RD Hobson, RD Village and RD Woonsocket, collectively and individually, as the context requires, "Maker") hereby covenant and promise to pay to the order of [NAME OF LENDER], or its successors or assigns (collectively, "Lender"), at the principal office of FLEET NATIONAL BANK, a Bank of America company, located at 1185 Avenue of the Americas, New York, New York 10036 ("Administrative Agent") for the account of the Applicable Lending Office of Lender, the principal sum of _________________________ Dollars ($____________) or, if less, the amount loaned by the Lender under its Loan to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Maker also covenants and promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Applicable Lending Office, at the time and at a rate per annum as provided in the Loan Agreement (as defined below). Any amount or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the Default Rate.

         The date and amount of each advance of the Loan made by Lender to Borrower under the Loan Agreement referred to below, and each payment of said Loan, shall be recorded by Lender on its books and, prior to any transfer of this Note (or, at the discretion of Lender, at any other time), may be endorsed by Lender on the schedule attached hereto and any continuance thereof.

         This Note is one of the Notes referred to in the Revolving Loan Agreement dated as of the date hereof (as the same may be amended or supplemented from time to time, the "Loan Agreement") among Maker, as Borrower, the lenders named therein (including Lender), as Lenders, and Administrative Agent, as Administrative Agent for Lenders. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

         This Note is secured by the various Mortgages which contain, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events. Reference to such of the Mortgages is hereby made for a description of the "Mortgaged Property" encumbered thereby and the rights of Maker and Lenders (including Lender) with respect to such Mortgaged Property.

         Maker agrees that it shall be bound by any agreement extending the time or modifying the terms of payment set forth above and in the Loan Agreement, made by or on behalf of Lenders and the owner or owners of the Mortgaged Property, whether with or without notice to Maker, and Maker shall continue liable to pay the amount due hereunder in accordance with the terms set forth herein and in the Loan Agreement, but with interest at a rate no greater than the rate of interest provided therein, according to the terms of any such agreement of extension or modification.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Maker agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

         All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by the Laws of the State of New York (without giving effect to New York's principles of conflicts of law), provided that, as to the maximum lawful rate of interest which may be charged or collected, if the Laws applicable to Lender permit it to charge or collect a higher rate than the Laws of the State of New York, then such Law applicable to Lender shall apply to Lender under this Note.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written.

                                       [NAME OF BORROWER]


                                       By
                                         -------------------------------------
                                         Name:
                                         Title:

---------------------------------------------------------------------------------------------------------
                               Amount               Amount               Balance
         Date                of Advance           of Payment           Outstanding           Notation By
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                   EXHIBIT E-1

                    FINANCIAL COVENANT COMPLIANCE CERTIFICATE

                  This Certificate is furnished pursuant to Section 6.11(3) of that certain Revolving Loan Agreement (the "Loan Agreement") by and among RD ABSECON ASSOCIATES, L.P., RD BLOOMFIELD ASSOCIATES, LIMITED PARTNERSHIP, RD HOBSON ASSOCIATES, L.P., RD VILLAGE ASSOCIATES LIMITED PARTNERSHIP and RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP (collectively and individually, as the context requires, "Borrower") and FLEET NATIONAL BANK, a Bank of America company (in its individual capacity and not as Administrative Agent, "Fleet"), THE BANK OF CHINA, NEW YORK BRANCH ("Bank of China") and Fleet, in its capacity as Administrative Agent, Section 6.11(3) of which Loan Agreement was agreed to and acknowledged by ACADIA REALTY LIMITED PARTNERSHIP ("Guarantor"). Capitalized terms used in this Certificate and Schedule 1 attached hereto, unless otherwise defined herein or in said Schedule 1, have the meanings given to them in the Loan Agreement.

                  The undersigned, the ____________________ of Guarantor, hereby certifies to Lender that Schedule 1 attached hereto sets forth the financial data and computations relating to Guarantor's compliance with the Liquidity Requirement, which data and computations, to the best knowledge and belief of the undersigned, are true, complete and correct.

                  The undersigned certifies that he/she is authorized to execute and deliver this Certificate on behalf of Guarantor.

                  WITNESS my hand this _____ day of _______________, ____.



                                       -----------------------------------------
                                       Name:

                                   EXHIBIT E-2

                    FINANCIAL COVENANT COMPLIANCE CERTIFICATE


                  This Certificate is furnished pursuant to Section 6.11(3) of that certain Revolving Loan Agreement ("Loan Agreement") by and among RD ABSECON ASSOCIATES, L.P., RD BLOOMFIELD ASSOCIATES, LIMITED PARTNERSHIP, RD HOBSON ASSOCIATES, L.P., RD VILLAGE ASSOCIATES LIMITED PARTNERSHIP and RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP (collectively and individually, as the context requires, "Borrower") and FLEET NATIONAL BANK, a Bank of America company (in its individual capacity and not as Administrative Agent, "Fleet"), THE BANK OF CHINA, NEW YORK BRANCH ("Bank of China") and Fleet, in its capacity as Administrative Agent, Section 6.11(3) of which Loan Agreement was agreed to and acknowledged by ACADIA REALTY LIMITED PARTNERSHIP ("Guarantor"). Capitalized terms used in this Certificate and Schedule 1 attached hereto, unless otherwise defined herein or in said Schedule 1, have the meanings given to them in the Loan Agreement.

                  The undersigned, the ____________________ of Guarantor, hereby certifies to Lender that Schedule 1 attached hereto sets forth the audited financial data and computations relating to Guarantor's compliance with the Net Worth Requirement and the Liquidity Requirement, which data and computations, to the best knowledge and belief of the undersigned, are true, complete and correct.

                  The undersigned certifies that he/she is authorized to execute and deliver this Certificate on behalf of Guarantor.

                  WITNESS my hand this _____ day of _______________, ____.



                                       ----------------------------------------
                                       Name:

                                    EXHIBIT F

                              AUTHORIZATION LETTER




                                                     May ___, 2005


[Name and address of Administrative Agent]


                  Re: Revolving Loan Agreement dated as of May ___, 2005 (the "Loan Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement) among us, as Borrower, the Lenders named therein, and you, as Administrative Agent for said Lenders
                           -----------------------------------------------------
Dear Sir/Madam:

         In connection with the captioned Loan Agreement, we hereby designate any of the following persons to give to you instructions, including notices required pursuant to the Loan Agreement, orally, by telephone or teleprocess, or in writing:

                  Michael Nelsen
                  Robert Masters
                  Richard Hartmann

         Instructions may be honored on the oral, telephonic, teleprocess or written instructions of anyone purporting to be any one of the above designated persons even if the instructions are for the benefit of the person delivering them. We will furnish you with written confirmation of each such instruction signed by any person designated above (including any telecopy which appears to bear the signature of any person designated above) on the same day that the instruction is provided to you, but your responsibility with respect to any instruction shall not be affected by your failure to receive such confirmation or by its contents.

         You and Lenders shall be fully protected in, and shall incur no liability to us for, acting upon any instructions which you in good faith believe to have been given by any person designated above, and in no event shall you or Lenders be liable for special, consequential or punitive damages. In addition, we agree to hold you and Lenders and your and their respective agents harmless from any and all liability, loss and expense arising directly or indirectly out of instructions that we provide to you in connection with the Loan Agreement except for liability, loss or expense occasioned by your gross negligence or willful misconduct.

         Upon notice to us, you may, at your option, refuse to execute any instruction, or part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal if you in good faith believe that the person delivering the instruction is not one of the persons designated above or if the instruction is not accompanied by an authentication method that we have agreed to in writing.

         We will promptly notify you in writing of any change in the persons designated above and, until you have actually received such written notice and have had a reasonable opportunity to act upon it, you are authorized to act upon instructions, even though the person delivering them may no longer be authorized.

                                        Very truly yours,

                                        [BORROWERS]


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT G

                              SOLVENCY CERTIFICATE


         The person executing this certificate is the Senior Vice President and/or Chief Financial Officer of Acadia Realty Trust, the General Partner of Acadia Realty Limited Partnership, sole member of Acadia Property Holdings, LLC, the General Partner of RD _______________, a ____________ ("Borrower"), and is familiar with its properties, assets and businesses, and is duly authorized to execute this certificate on behalf of Borrower pursuant to Section 4.01(2) of the Revolving Loan Agreement dated the date hereof (the "Loan Agreement") among Borrower along with certain affiliated co-borrowers, the lenders party thereto (each a "Lender" and collectively, "Lenders") and Fleet National Bank, a Bank of America company, as administrative agent for Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent"). In executing this Certificate, such person is acting solely in his or her capacity as the Senior Vice President and/or Chief Financial Officer of Borrower, and not in his or her individual capacity. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

         The undersigned further certifies that he has carefully reviewed the Loan Agreement and the other Loan Documents and the contents of this Certificate and, in connection herewith, has made such investigation and inquiries as he deems reasonably necessary and prudent therefor. The undersigned further certifies that the financial information and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

         The undersigned understands that Administrative Agent and Lenders are relying on the truth and accuracy of this Certificate in connection with the transactions contemplated by the Loan Agreement.

         The undersigned certifies that Borrower is Solvent.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate on May 26, 2005.


                                       -----------------------------------------

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   SCHEDULE A


                                                 Annual Loan Amount Reduction/
Payment Date                                         Amortization Payment
------------                                     -----------------------------

June 1, 2006                                                $850,000
June 1, 2007                                                 920,000
June 1, 2008                                               1,000,000
June 1, 2009                                               1,080,000
June 1, 2010                                               1,175,000
June 1, 2011                                               1,265,000
June 1, 2012                                               1,375,000

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
ARTICLE I                      DEFINITIONS AND RULES OF CONSTRUCTION....................................1
         Section 1.01.         Definitions..............................................................1
         Section 1.02.         Accounting Terms........................................................12
         Section 1.03.         Computation of Time Periods.............................................12
         Section 1.04.         Rules of Construction...................................................13

ARTICLE II                     THE LOAN................................................................13
         Section 2.01.         Generally...............................................................13
         Section 2.02.         Nature of Lenders' Obligations..........................................13
         Section 2.03.         Purpose.................................................................13
         Section 2.04.         Advances................................................................14
         Section 2.05.         Procedure for Advance...................................................14
         Section 2.06.         Notes...................................................................14
         Section 2.07.         Payments and Distributions; Certain Consequences of
                               Delinquent Lender Status................................................15
         Section 2.08.         Interest................................................................16
         Section 2.09.         Limitation on Number of Interest Periods................................17
         Section 2.10.         Conversions of Interest Rate............................................17
         Section 2.11.         Inapplicability of LIBO Based Rate......................................17
         Section 2.12.         Late Payment Premium....................................................18
         Section 2.13.         Voluntary Prepayments...................................................18
         Section 2.14.         Annual Commitment Reduction/Required Amortization.......................18
         Section 2.15.         Nature of Lenders' Obligations; Borrower's Rights and
                               Obligations in Event a Lender Fails to Make an
                               Advance.................................................................18

ARTICLE III                    YIELD MAINTENANCE ETC...................................................19
         Section 3.01.         Additional Costs and Other Effects of Regulatory Changes; Taxes.........19
         Section 3.02.         Limitations on Availability of LIBO Based Rate..........................20
         Section 3.03.         Certain Compensation....................................................20
         Section 3.04.         "Lender" to Include Participants........................................21

ARTICLE IV                     CONDITIONS PRECEDENT....................................................21
         Section 4.01.         Conditions Precedent to Loan............................................21
         Section 4.02.         Conditions to Advances After the Initial Advance........................25

ARTICLE V                      REPRESENTATIONS AND WARRANTIES..........................................26
         Section 5.01.         Due Formation, Power and Authority......................................26
         Section 5.02.         Legally Enforceable Agreements..........................................27
         Section 5.03.         Financial Statements....................................................27

                                                                                                     Page
                                                                                                     ----
         Section 5.04.         Compliance With Laws; Payment of Taxes..................................27
         Section 5.05.         Litigation..............................................................27
         Section 5.06.         No Conflicts or Defaults................................................27
         Section 5.07.         Solvency................................................................27
         Section 5.08.         Governmental Regulation.................................................28
         Section 5.09.         Insurance...............................................................28
         Section 5.10.         ERISA...................................................................28
         Section 5.11.         Other Documents.........................................................28
         Section 5.12.         No Defaults.............................................................28
         Section 5.13.         Accuracy of Information; Full Disclosure................................28
         Section 5.14.         Separate Tax and Zoning Lot.............................................29
         Section 5.15.         The Improvements........................................................29
         Section 5.16.         Utility Services........................................................29
         Section 5.17.         Creation of Liens.......................................................29
         Section 5.18.         Roads...................................................................29
         Section 5.19.         Requisition as Reaffirmation............................................29
         Section 5.20.         Patriot Act.............................................................29

ARTICLE VI                     COVENANTS OF BORROWER...................................................30
         Section 6.01.         Compliance with Laws; Payment of Taxes..................................30
         Section 6.02.         Leases and Premises Documents...........................................31
         Section 6.03.         Inspection Fee..........................................................31
         Section 6.04.         Continuing Accuracy of Representations and Warranties...................31
         Section 6.05.         Covenants, Restrictions and Easements...................................31
         Section 6.06.         Financial Covenants.....................................................31
         Section 6.07.         Payment of Costs........................................................31
         Section 6.08.         Brokers.................................................................32
         Section 6.09.         Correction of Defects...................................................32
         Section 6.10.         Unused Fee..............................................................32
         Section 6.11.         Reporting and Miscellaneous Document Requirements.......................32
         Section 6.12.         Specified Environmental Matters.........................................34

ARTICLE VII                    ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS...........................35
         Section 7.01.         Appointment, Powers and Immunities of Administrative Agent..............35
         Section 7.02.         Reliance by Administrative Agent........................................36
         Section 7.03.         Defaults................................................................36
         Section 7.04.         Rights of Administrative Agent as Lender................................36
         Section 7.05.         Sharing of Costs by Lenders; Indemnification of Administrative Agent....37
         Section 7.06.         Non-Reliance on Administrative Agent and Other Lenders..................37
         Section 7.07.         Failure of Administrative Agent to Act..................................38
         Section 7.08.         Resignation or Removal of Administrative Agent..........................38

                                                                                                     Page
                                                                                                     ----
         Section 7.09.         Amendments Concerning Agency Function...................................39
         Section 7.10.         Liability of Administrative Agent.......................................39
         Section 7.11.         Transfer of Agency Function.............................................39
         Section 7.12.         Non-Receipt of Funds by Administrative Agent; Adjustments...............39
         Section 7.13.         Withholding Taxes.......................................................40
         Section 7.14.         Sharing of Payments among Lenders.......................................40
         Section 7.15.         Possession of Documents.................................................40
         Section 7.16.         Effect of a Lender's Failure to Make an Advance.........................40
         Section 7.17.         Cure by Delinquent Lender...............................................43
         Section 7.18.         Delinquent Lender Not Excused...........................................43
         Section 7.19.         Notices Regarding Delinquent Lender.....................................44
         Section 7.20.         Replacement Lender......................................................44

ARTICLE VIII                   GENERAL CONDITIONS AND PROVISIONS.......................................45
         Section 8.01.         Disbursement Not Waiver.................................................45
         Section 8.02.         No Third-Party Beneficiaries............................................45
         Section 8.03.         Documentation Etc. Satisfactory.........................................45
         Section 8.04.         Lender's Determination Conclusive.......................................45
         Section 8.05.         Notices.................................................................45
         Section 8.06.         Amendments and Waivers..................................................46
         Section 8.07.         Assignment; Participation...............................................46
         Section 8.08.         Setoff..................................................................48
         Section 8.09.         Successors and Assigns..................................................48
         Section 8.10.         Severability............................................................48
         Section 8.11.         Non-Waiver; Remedies Cumulative.........................................49
         Section 8.12.         Certain Waivers.........................................................49
         Section 8.13.         Expenses; Indemnification...............................................49
         Section 8.14.         Gross-Up For Taxes......................................................50
         Section 8.15.         Counterparts............................................................51
         Section 8.16.         Governing Law; Jurisdiction.............................................51
         Section 8.17.         Integration.............................................................51
         Section 8.18.         Releases................................................................51
         Section 8.19.         Exculpation.............................................................52
         Section 8.20.         Letters of Credit.......................................................53
         Section 8.21.         Concerning Irrevocable Authorizations...................................54
         Section 8.22.         Usury...................................................................54
         Section 8.23.         Documentation Satisfactory..............................................55

EXHIBITS                                                                   Page
--------                                                                   ----

A        Assignment and Assumption Agreement
B        Lease Assignment Letter
C        Contents of Opinion Letters
D        Note
E-1      Quarterly Financial Covenant Compliance Certificate
E-2      Annual Financial Covenant Compliance Certificate
F        Authorization Letter
G        Solvency Certificate